SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.                  )

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HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT 2007 ANNUAL MEETING OF SHAREHOLDERS To be held on May 24, 2007
ELECTION OF DIRECTORS (Proposal No. 1)
GOVERNANCE OF THE COMPANY
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
COMPENSATION COMMITTEE REPORT
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS
PROPOSAL TO APPROVE AMENDMENTS TO THE 2003 STOCK INCENTIVE PERFORMANCE PLAN (Proposal No. 2)
EQUITY COMPENSATION PLANS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR (Proposal No. 3)
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
ADDITIONAL INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSAL (Proposal No. 4)
SUSTAINABILITY REPORT HASBRO, INC.
RESPONSE OF THE HASBRO, INC. BOARD OF DIRECTORS
OTHER BUSINESS
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
COST AND MANNER OF SOLICITATION
Appendix A HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE
Appendix B HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN
Appendix C
FIFTH AMENDMENT TO HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN
Appendix D — PROXY CARD

HASBRO, INC.

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

Time:

11:00 a.m. local time

Date:

Thursday, May 24, 2007

Place:

Hasbro, Inc. Corporate Offices
1027 Newport Avenue
Pawtucket, Rhode Island 02862

Purpose:

•	Elect twelve directors.

•	Approve Amendments to the 2003 Stock Incentive Performance Plan.

•	Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.

•	Consider and vote upon a shareholder proposal entitled “Sustainability Report-Hasbro, Inc.”

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•	Hasbro’s Board of Directors recommends that you vote your shares “FOR” each of the nominees for director, “FOR” the Amendments to the 2003 Stock Incentive Performance Plan and “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2007.

•	Hasbro’s Board of Directors recommends that you vote your shares “AGAINST” the “Sustainability Report-Hasbro, Inc.” shareholder proposal.

•	Shareholders of record of Hasbro common stock at the close of business on April 6, 2007 may vote at the meeting.

•	You are cordially invited to attend the meeting to vote your shares in person. If you are not able to do so, you may vote by Internet, by telephone or by mail. See the enclosed proxy card and proxy statement for specific instructions. Please vote your shares.

By Order of the Board of Directors

Barry Nagler
Secretary

Dated: April 16, 2007

HASBRO, INC.
1027 Newport Avenue
Pawtucket, Rhode Island 02862

PROXY STATEMENT
2007 ANNUAL MEETING OF SHAREHOLDERS
To be held on May 24, 2007

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Hasbro, Inc. (the “Company” or “Hasbro”) is sending these proxy materials to you on or about April 16, 2007 in connection with Hasbro’s 2007 Annual Meeting of Shareholders (the “Meeting”), and the Board’s solicitation of proxies in connection with the Meeting. The Meeting will take place at 11:00 a.m. local time on Thursday, May 24, 2007 at Hasbro’s corporate offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02862. The information included in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of Hasbro’s most highly paid executive officers and directors, and certain other required information. Hasbro’s 2006 Annual Report to Shareholders is also enclosed with this mailing.

Q:	What proposals will be voted on at the Meeting?

A:	There are four proposals scheduled to be voted on at the Meeting:

• Election of twelve directors.

• Approval of Amendments to the 2003 Stock Incentive Performance Plan.

• Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2007.

• A shareholder proposal entitled “Sustainability Report-Hasbro, Inc.”

Q:	What shares owned by me can be voted?

A:	All shares of the Company’s common stock, par value $.50 per share (“Common Stock”) owned by you as of April 6, 2007, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Hasbro’s Dividend Reinvestment and Cash Stock Purchase Program and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Hasbro shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Hasbro’s Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Computershare on behalf of Hasbro. As the shareholder of record, you have the right to grant your voting proxy directly to Hasbro or to vote in person at the Meeting. Hasbro has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the Meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to them so that you can receive a legal proxy to present at the Meeting.

Q:	How can I attend the Meeting?

A:	You may attend the Meeting if you are listed as a shareholder of record as of April 6, 2007 and bring proof of your identification. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of April 6, 2007, or a legal proxy if you wish to vote your shares in person at the Meeting. In addition to the items mentioned above, you should bring proof of your identification.

Q:	How can I vote my shares in person at the Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Shares beneficially owned may be voted by you if you receive and present at the Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Meeting or are otherwise unable to attend.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card.

By Telephone — You may submit your proxy by following the “Vote by Telephone” instructions on the proxy card.

By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States.

Q:	How are votes counted?

A:	Each share of Common Stock entitles its holder to one vote on all matters to come before the Meeting, including the election of directors. In the election of directors, for each of the nominees you may vote “FOR” such nominee or your vote may be “WITHHELD” with respect to such nominee. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST” the proposal.

If you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board. Please note that, as is described below, this does not apply to any units of the Hasbro Stock Fund which you hold in Hasbro’s 401(k) Retirement Savings Plan.

If you are a shareholder of record and do not return your signed proxy card, your shares will not be voted.

If you are a beneficial shareholder and do not return your voting instruction card, your shares may be voted in situations where brokers have discretionary voting authority over the shares. With respect to the approval of the Amendments to the 2003 Stock Incentive Performance Plan and the “Sustainability Report-Hasbro, Inc.”

shareholder proposal, discretionary voting authority is not permitted. For these proposals shares held by beneficial shareholders for which voting instructions are not submitted will not be voted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to the Secretary of the Company or by attending the Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will publish final voting results in a Current Report on Form 8-K within a few days following the Meeting and in our quarterly report on Form 10-Q for the second quarter of fiscal 2007.

Q:	What is the quorum for the Meeting?

A:	Holders of record (the “Shareholders”) of the Common Stock on April 6, 2007 are entitled to vote at the Meeting or any adjournments thereof. As of that date there were 160,096,316 shares of Common Stock outstanding and entitled to vote and a majority of the outstanding shares will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the Meeting for purposes of determining whether there is a quorum at the Meeting. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

Q:	How do participants in the Hasbro 401(k) Retirement Savings Plan vote their shares?

A:	If your account in the Hasbro 401(k) Retirement Savings Plan has units of the Hasbro Stock Fund, the accompanying proxy card indicates the number of shares of Common Stock beneficially owned by you under the Retirement Savings Plan. When a participant proxy card is returned properly signed and completed, Fidelity Management Trust Company (the “Trustee”) will vote the participant’s shares in the manner directed by the participant. If the participant makes no directions, the Trustee will not vote the shares.

Q:	What happens if I have consented to electronic delivery of the proxy statement and other annual meeting materials?

A:	If you have consented to electronic delivery of the annual meeting materials you will receive an email notice with instructions on how to access the proxy statement, notice of meeting and annual report on the Company’s website, and in the case of the proxy card, on Computershare’s website. The notice will also inform you how to vote your proxy over the Internet. You will receive this email notice at approximately the same time paper copies of the annual meeting materials are mailed to shareholders who have not consented to receive materials electronically. Your consent to receive the annual meeting materials electronically will remain in effect until you specify otherwise.

Q:	If I am a shareholder of record how do I consent to receive my annual meeting materials electronically?

A:	Shareholders of record that choose to vote their shares via the Internet will be asked to choose a delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Login” and then respond as to whether you would like to receive proxy material via electronic delivery. If you would like to receive future proxy materials electronically click the “Yes” button, enter and verify your current email address and then click “Continue”. If you do not wish to choose the electronic delivery option, click the “No Thanks” button, indicating you do not wish to receive your annual meeting materials electronically, and then click the “Continue” button to begin the voting process. During the year, shareholders of record may sign up to receive their annual meeting materials electronically over the Internet. To sign up registered shareholders can go to the website www.computershare.com/us/ecomms. Shareholders of record with multiple Hasbro accounts will need to consent to electronic delivery for each account separately.

ELECTION OF DIRECTORS

(Proposal No. 1)

Twelve directors are to be elected at the Meeting. All of the directors elected at the Meeting will serve until the 2008 Annual Meeting of Shareholders (the “2008 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board has recommended as nominees for election as directors to serve until the 2008 Meeting the persons named in the table below. All of the nominees are currently directors of the Company. Proxies cannot be voted for more than twelve directors at the Meeting.

Unless otherwise specified in the accompanying proxy card, the shares voted pursuant thereto will be cast for the persons named below as nominees for election as directors. If, for any reason, any of the nominees named below should be unable to serve as a director, it is intended that such proxy will be voted for the election, in his or her place, of a substituted nominee who would be recommended by management. Management, however, has no reason to believe that any nominee named below will be unable to serve as a director.

The following tables set forth as to each nominee for election at the Meeting: (i) his or her age; (ii) all positions and offices with the Company; (iii) principal occupation or employment during the past five years; (iv) other directorships of publicly-held companies or investment companies; and (v) period of service as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Nominees for Terms Expiring in 2008
Basil L. Anderson	62	Vice Chairman, Staples, Inc. (office supply company) from 2001 until March 2006. Prior thereto, Executive Vice President — Finance and Chief Financial Officer of Campbell Soup Company (consumer products company) since 1996. Director of Becton, Dickinson and Company, CRA International, Inc., Moody’s Investors Service, Inc. and Staples, Inc.	2002
Alan R. Batkin	62	Vice Chairman, Eton Park Capital Management, L.P. (global, multi-disciplinary investment firm) since 2007. Prior thereto, Vice Chairman, Kissinger Associates, Inc. (strategic consulting firm) from 1990 until 2007. Director of Diamond Offshore Drilling, Inc., Overseas Shipholding Group, Inc. and Cantel Medical Corp.	1992
Frank J. Biondi, Jr.	62	Senior Managing Director, WaterView Advisors LLC (private equity fund specializing in media) since 1999. Director of Amgen, Inc., Harrah’s Entertainment, Inc., The Bank of New York and Seagate Technology.	2002

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

John M. Connors, Jr.	64	Chairman Emeritus of Hill, Holliday, Connors, Cosmopulos, Inc. (full-service advertising agency) since 2006. Chairman of Hill, Holliday, Connors, Cosmopulos, Inc. from 1995 until 2006, during which time Mr. Connors also served as President and Chief Executive Officer until 2003.	2004
Michael W.O. Garrett	64	Served in a number of positions with Nestlé S.A. (international food and beverage company), most recently as Executive Vice President of Nestlé S.A. responsible for Asia, Africa, the Middle East and Oceania until 2005. Board member of the Nestlé company in India and non-executive director on the boards of Prudential PLC, UK and the Bobst Group in Switzerland.	2005
E. Gordon Gee	63	Chancellor, Vanderbilt University since 2000. Director of Dollar General Corporation, Gaylord Entertainment Company, The Limited, Inc. and Massey Energy Company.	1999
Jack M. Greenberg	64	Chairman of The Western Union Company (funds transfer company) since 2006. Chief Executive Officer of McDonald’s Corporation (restaurant franchiser) from August 1998 to December 2002. Chairman of the Board of McDonald’s Corporation from May 1999 until December 2002. Director of Abbott Laboratories, The Allstate Corporation, InnerWorkings, Inc., Manpower, Inc. and The Western Union Company.	2003
Alan G. Hassenfeld	58	Chairman of the Board since 1989. Prior to May 2003, Chairman of the Board and Chief Executive Officer since 1999. Prior thereto, Chairman of the Board, President and Chief Executive Officer since 1989. Director of salesforce.com, inc.	1978
Claudine B. Malone	70	President and Chief Executive Officer, Financial and Management Consulting, Inc. (consulting firm) since 1984. Director of Novell Inc. Ms. Malone previously served as a Director of Hasbro from 1992 to 1999.	2001
Edward M. Philip	41	Managing General Partner, Highland Consumer Fund (consumer oriented private equity fund) since 2006. Prior thereto, President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005. Prior thereto Senior Vice President of Terra Networks, S.A. (global internet company) from October 2000 to January 2004.	2002
Paula Stern	62	Chairwoman, The Stern Group, Inc. (international advisory firm in the areas of business and government strategy) since 1988. Director of Avaya, Inc.	2002

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Alfred J. Verrecchia	64	President and Chief Executive Officer since May 2003. Prior thereto, President and Chief Operating Officer from 2001 to May 2003. Prior thereto, President, Chief Operating Officer and Chief Financial Officer from 2000 to 2001. Director of FM Global.	1992

Mr. Verrecchia also serves as an officer and director of a number of the Company’s subsidiaries at the request and convenience of the Company.

Vote Required.  The affirmative vote of a majority of those shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the election of directors is required to elect directors. As such, a withhold vote is effectively a vote against a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWELVE NOMINEES NAMED ABOVE.

GOVERNANCE OF THE COMPANY

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s employees, officers and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses such issues as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company employees, officers and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.” Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.”

Director Independence

Hasbro’s Board has adopted Standards for Director Independence (the “Independence Standards”) in accordance with the New York Stock Exchange’s corporate governance listing standards. The Independence Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor.

The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. Using the Independence Standards, the Board has determined that each of the following directors are independent and have no relationships which impact an independence determination under the Company’s Independence Standards: Basil L. Anderson, Alan R. Batkin, Frank J. Biondi, Jr., John M. Connors, Jr., Michael W.O. Garrett, E. Gordon Gee, Jack M. Greenberg, Claudine B. Malone, Edward M. Philip and Paula Stern.

Of the Company’s directors who were determined to be independent, there were only two directors who had relationships which needed to be considered by the Board. Mr. Greenberg was Chairman and Chief Executive Officer of McDonald’s Corporation through December 31, 2002. To date Mr. Greenberg remains an employee of McDonald’s. The Company and McDonald’s are party to certain arrangements pursuant to which (i) the Company licenses its intellectual property to McDonald’s for use in promotions, (ii) the Company sells certain products to McDonald’s and (iii) McDonald’s licenses its brand to the Company for the use in certain Company products. The payments from the Company to McDonald’s and from McDonald’s to the Company pursuant to these arrangements do not arise to the levels which would raise an issue under the Company’s independence standards. The other relationship which was considered is the Company’s use of applicant tracking and recruitment software and services provided by Vurv Technologies, Inc. (“Vurv”). Jim Philip, a member of the board of directors and a shareholder of Vurv, is the brother of Edward M. Philip. The payments from the Company pursuant to this arrangement also do not meet the thresholds set in the Company’s independence standards. The arrangement with Vurv is described in more detail on pages 12 and 13 of this proxy statement.

The only two members of the Company’s Board who were determined not to be independent were Alan G. Hassenfeld (formerly an executive officer of the Company) and Alfred J. Verrecchia (current President and Chief Executive Officer of the Company). The Independence Standards are available on Hasbro’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance” and a copy is also attached as Appendix A to this proxy statement.

Board Meetings and Director Attendance at the Annual Meeting

During 2006, the Board held six meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2006 and (ii) the meetings of any committees held during their tenure as members of such committees during 2006. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders unless conflicts prevent them from attending. All twelve members of the Board attended the 2006 Annual Meeting of Shareholders.

Presiding Non-Management Director and Communicating with the Board

Executive sessions of the independent members of the Company’s Board are presided over by the presiding director (the “Presiding Director”). Basil L. Anderson currently serves as the Presiding Director, a position which is typically rotated among the chairs of the Audit, Compensation, Finance and Nominating, Governance and Social Responsibility Committees. Effective on May 24, 2007, Jack M. Greenberg is scheduled to become the Presiding Director. Interested parties may contact the Presiding Director confidentially by sending correspondence to c/o Presiding Director, Hasbro, Inc., P.O. Box 495, Pawtucket, Rhode Island 02860. Persons may also contact the Board as a whole through the Presiding Director in the manner set forth in the preceding sentence.

Board Committees

Audit Committee.  The Audit Committee of the Board, which currently consists of Basil L. Anderson (Chair), Michael W.O. Garrett, Claudine B. Malone and Edward M. Philip, held eleven meetings in 2006. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor and assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements. The current Audit Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.”

The Board has determined that each member of the Audit Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards. The Board has determined that three of the four current Audit Committee members (Basil L. Anderson, Claudine B. Malone and Edward M. Philip) qualify as Audit Committee Financial Experts, as such term is defined in the rules and regulations promulgated by the United States Securities and Exchange Commission.

The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee. One member of the Company’s Audit Committee, namely Mr. Anderson, serves on more than three public company audit committees. The Board has made a determination that such simultaneous service does not impair Mr. Anderson’s service on the Company’s Audit Committee.

Compensation Committee.  The Compensation Committee of the Board, which currently consists of John M. Connors, Jr. (Chair), Frank J. Biondi, Jr. and E. Gordon Gee, held six meetings in 2006. The Compensation Committee is responsible for establishing and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, is authorized to make grants and awards under the Company’s employee stock equity plans and shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

The current Compensation Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.” The Board has determined that each member of the Compensation Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards. For a further description of the Compensation Committee and its composition please see the Compensation Committee Report on page 13 of this proxy statement.

Executive Committee.  The Executive Committee of the Board, which currently consists of Alan G. Hassenfeld (Chair), Basil L. Anderson, John M. Connors, Jr., Jack M. Greenberg, Edward M. Philip and Alfred J. Verrecchia, did not meet in 2006. The Executive Committee acts on such matters as are specifically assigned to it from time to time by the Board and is vested with all of the powers that are held by the Board, except that by law the Executive Committee may not exercise any power of the Board relating to the adoption of amendments to the Company’s Articles of Incorporation or By-laws, adoption of a plan of merger or consolidation, the sale, lease or exchange of all or substantially all of the property or assets of the Company or the voluntary dissolution of the Company. The current Executive Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.”

Finance Committee.  The Finance Committee of the Board, which currently consists of Edward M. Philip (Chair), Jack M. Greenberg and Claudine B. Malone, met three times during 2006. The Finance Committee assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, use of funds, investments, financial and risk management and proposed significant transactions. The current Finance Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.” The Board has determined that each member of the Finance Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards.

Nominating, Governance and Social Responsibility Committee.  The Nominating, Governance and Social Responsibility Committee of the Board (the “Nominating Committee”), which currently consists of Jack M. Greenberg (Chair), Alan R. Batkin, John M. Connors, Jr. and Paula Stern, met three times in 2006. The Nominating Committee identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board for possible additions to the Board and on the director nominees for election at the Company’s annual meeting. The Nominating Committee also oversees and makes recommendations regarding the governance of the Board and the committees thereof, including the Company’s governance principles and Board and Board committee evaluations, and shares with the Compensation Committee responsibility for evaluation of the Chief Executive Officer.

In addition, the Nominating Committee periodically reviews, and makes recommendations to the full Board with respect to, the compensation paid to non-employee directors for their service on the Company’s Board, including the structure and elements of non-employee director compensation. In structuring the Company’s director compensation, the Nominating Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of shareholders. As part of its review of director compensation, the Nominating Committee reviews external director compensation benchmarking studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining top directors. Beginning in 2006 the Company eliminated stock options as part of its non-employee director compensation program and is instead granting its non-employee directors annual stock awards with a value of $90,000 on the date of grant. The Nominating Committee recommended, and the full Board approved, this change to the Company’s non-employee director compensation program because they believed stock awards would be more effective in aligning the interests of the non-employee directors with those of stockholders. Also in 2006, the Company adopted director stock ownership guidelines which require that a director may not sell any shares of the Company’s common stock, including shares acquired as part of the yearly equity grant, until the director holds shares of common stock with a value equal to at least five times the current non-employee directors’ annual retainer (currently requiring holdings with a value of $275,000).

Further, the Nominating Committee oversees the Company’s codes of business conduct and ethics, and analyzes issues of social responsibility and related corporate conduct, including sustainability, philanthropy and transparency. The current Nominating, Governance and Social Responsibility Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.” The Board has determined that each member of the Nominating Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards.

In making its nominations for election to the Board the Nominating Committee seeks candidates who meet the current challenges and needs of the Board. As part of this process the committee considers a number of factors, including, among others, a candidate’s employment and other professional experience, past expertise and involvement in areas which are relevant to the Company’s business, business ethics and professional reputation, independence, other board experience, and the Company’s desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Nominating Committee will consider nominees recommended by shareholders for election to the Board if such nominations are made in accordance with the process set forth in the following pages under “Shareholder Proposals and Director Nominations”.

The Nominating Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms. Third-party executive search firms assist the Board by identifying candidates with expertise and experience relevant to the Company’s business who are interested in serving on the Company’s Board. The Nominating Committee will consider and evaluate candidates recommended by shareholders on the same basis as candidates recommended by other sources.

As of December 19, 2006 (the date that is 120 calendar days before the first anniversary of the release date of the proxy statement for the Company’s last Annual Meeting of Shareholders) the Nominating Committee had not received a recommended nominee for election to the Board in 2007 from an individual shareholder, or group of shareholders, who beneficially owned more than 5% of the Company’s Common Stock.

Additional Availability of Corporate Governance Materials

In addition to being accessible on the Company’s website, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the five Committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Senior Vice President, General Counsel and Secretary, c/o Hasbro, Inc., 1011 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02862.

Shareholder Proposals and Director Nominations

General Shareholder Proposals

Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2008 annual meeting must be received by the Secretary of the Company at the Company’s executive offices no later than December 18, 2007 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to the 2007 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1011 Newport Avenue, Pawtucket, Rhode Island 02862. Such proposals must also comply with the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholder proposals.

With the exception of the submission of director nominations for consideration by the Nominating Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2008 annual meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company no later than 150 days prior to the date of the 2008 annual meeting. Except for shareholder proposals made pursuant to the preceding paragraph, the Company will retain discretion to vote proxies at the 2008 annual meeting with respect to proposals received prior to the date that is 150 days before the date of such meeting, provided (i) the Company includes in its 2008 annual meeting proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

Director Nominations

The Company’s By-laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give notice to the Secretary of the Company not less than 60 days nor more than 90 days prior to the one-year anniversary date of the immediately preceding annual meeting and provide specified information regarding the proposed nominee and each shareholder proposing such nomination. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

To be considered by the Nominating Committee, director nominations must be submitted to the Senior Vice President, General Counsel and Secretary of the Company at the Company’s executive offices, 1011 Newport Avenue, Pawtucket, Rhode Island 02862 at least 120 days prior to the one-year anniversary of the release to the Company’s shareholders of the proxy statement for the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2008 Annual Meeting of Shareholders must be submitted no later than December 18, 2007. The Nominating Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating Committee for consideration.

Submissions to the Nominating Committee should include (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) confirmation that the candidate is independent under the Company’s Independence Standards and the rules of the New York Stock Exchange, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent; and (b) as to the shareholder(s) giving the notice (i) the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member, (iii) if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act, (iv) a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s), and (v) any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has a policy that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the United States Securities and Exchange Commission, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related party transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related party transactions will only be approved or ratified if the Board, or the applicable committee of the Board, determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 20, entitled “Code of Conduct; Conflicts of Interest” of the Company’s Corporate Governance Principles. Although the Company adopted this policy in 2007, all of the transactions disclosed below, even those entered into before this policy was adopted, have been reviewed and approved or ratified by the Company’s Board.

The Company’s wholly-owned subsidiary, Hasbro Canada Corporation (“Hasbro Canada”), leases an office and warehouse facility from Central Toy Manufacturing Inc. (“CTM”), a real estate corporation which is 25% owned by the estate of Merrill Hassenfeld, a former Chief Executive Officer and director of the Company. Sylvia K. Hassenfeld, a former director of the Company and mother of the Company’s Chairman, Alan G. Hassenfeld, is executrix and a beneficiary of the estate of Merrill Hassenfeld. During 2000, the CTM lease was renewed for a three-year term ending on January 31, 2004 at rentals of approximately $579,000, $589,000 and $599,000 Canadian for the three years, respectively. During 2003 a new lease was signed for a six-year term ending on January 31, 2010, with one three-year renewal option that Hasbro Canada can exercise at the end of the term. The new lease also provided Hasbro Canada with a right to terminate the lease on January 31, 2007, or at any time thereafter, upon six months’ written notice. The rent provided for in this six-year lease is $525,000 Canadian per year (approximately $450,250 U.S. at exchange rates in effect at the end of 2006). In accordance with this new lease, total rent paid by Hasbro Canada to CTM for the lease of the office and warehouse facility in 2006 was approximately $450,250 U.S. at exchange rates in effect at the end of 2006. In management’s opinion, this lease is on terms at least as favorable as would otherwise presently be obtainable from unrelated parties.

Lucas Licensing Ltd. (“Licensing”) and Lucasfilm Ltd. (“Film” and together with “Licensing”, “Lucas”) own in the aggregate exercisable warrants to purchase 15,750,000 shares of Common Stock which were obtained in arms-length negotiations with the Company in connection with the Company’s obtaining certain rights related to the STAR WARS properties. The Common Stock subject to such warrants would, if all warrants were fully exercised, constitute approximately 8.9% of the Company’s outstanding shares as of March 1, 2007. Accordingly, under SEC Rule 13d-3, George W. Lucas, Jr., as owner, director and an officer of Film and Licensing, may be deemed to own approximately 8.9% of the Company’s outstanding shares. See “Voting Securities and Principal Holders Thereof.” In fiscal 2006, the Company paid an aggregate of approximately $2.4 million in royalties to Licensing pursuant to license agreements entered into at arms length in the ordinary course of business.

In January 2003, the Company amended its license with Licensing for the manufacture and distribution of STAR WARS toys and games. Under the amended agreement the term was extended by ten years and is expected to run through 2018. In addition, the minimum guaranteed royalties due to Licensing were reduced by $85 million. In a separate agreement, the warrants previously granted to Lucas were also amended. Under this warrant amendment, the terms of each of the warrants issued to Lucas were extended by ten years. The warrant amendment agreement provides the Company with an option through October 2016 to purchase all of these warrants from Lucas for a price to be paid at the Company’s election of either $200 million in cash or $220 million in Common Stock, such stock being valued at the time of the exercise of the option. Also, the warrant amendment agreement provides Lucas with an option through January 2008 to sell all of these warrants to the Company for a price to be paid at the Company’s election of either $100 million in cash or $110 million in Common Stock, such stock being valued at the time of the exercise of the option.

In December 2005 the Company entered into a three-year arrangement with Vurv Technologies, Inc. (formerly Recruitmax Software, Inc.) (“Vurv”) pursuit to which Vurv supplies the Company with applicant tracking and recruitment software and services. Under this agreement the Company expects to pay Vurv approximately $292,000 over the course of the three-year term. In fiscal 2006 the Company paid Vurv $5,742 of the total estimated fee of $292,000 (the Company had previously paid $137,600 in fiscal 2005). Jim Philip, who is a member of the board of directors and a shareholder of Vurv, is the brother of Edward M. Philip, one of the Company’s directors.

Alfred J. Verrecchia, the Company’s President and Chief Executive Officer, is Chairman of Lifespan, a hospital holding company. Two of Lifespan’s member hospitals are the Hasbro Children’s Hospital and the Miriam Hospital. In fiscal 2006, the Company provided approximately $700,000 in aggregate of money and in-kind donations to the Hasbro Children’s Hospital and the Miriam Hospital.

Michael Verrecchia, son of Alfred J. Verrecchia, is employed by the Company as a Director of Marketing. For fiscal 2006, Michael Verrecchia was paid an aggregate salary and bonus of $160,541.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Committee”) of the Company’s Board is responsible for reviewing, approving and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, and is authorized to make grants and awards under the Company’s employee stock equity plans. The Committee operates under a written charter which has been established by the Company’s Board. The current Compensation Committee charter is available on the Company’s website at www.hasbro.com, under “Corporate Information — Investors — Corporate Governance.”

The Committee is composed solely of persons who are both “Non-Employee Directors,” as defined in Rule 16b-3 of the rules and regulations of the United States Securities and Exchange Commission, and “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has determined that each member of the Committee is independent under the Company’s Independence Standards and the requirements of the New York Stock Exchange’s corporate governance listing standards.

The following section of this proxy statement, entitled “Compensation Discussion and Analysis”, contains detailed descriptions of the processes and policies followed by the Compensation Committee in reviewing and approving the compensation and benefits of the Company’s executive officers.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis which follows this report.

Based on its review and discussions with management, the Committee recommended to the Company’s full Board and the Board has approved the inclusion of the Compensation Discussion and Analysis in this proxy statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Report issued by Jack M. Connors, Jr. (Chair), Frank J. Biondi, Jr. and E. Gordon Gee as the members of the Compensation Committee of the Board as of the 2006 fiscal year end.

COMPENSATION DISCUSSION AND ANALYSIS

2006 Compensation Policies With Respect to Named Executive Officers

The Company is a worldwide leader in children’s and family leisure time and entertainment products and services, including the design, manufacture and marketing of games, toys and children’s consumer electronic products. As a family entertainment company, the Company looks at a broad range of consumer products, entertainment and general industry companies as competitors in hiring and retaining employees and executives. In the family entertainment and consumer products markets where the Company competes for talent, base compensation, variable incentive cash compensation, equity compensation and employee benefits are all significant components of a competitive overall executive compensation package.

Executive Compensation Philosophy and Objectives

In structuring the compensation of the Company’s executive officers, including the five named executive officers who appear in the compensation tables following this Compensation Discussion and Analysis, the Company’s fundamental objectives are to:

•	Attract and retain talented executives who can contribute significantly to the achievement of the Company’s goals,

•	Align the interests of the Company’s executives with the medium and long-term goals of the Company and the Company’s shareholders, employees and other stakeholders,

•	Focus executives on achievement of the Company’s goals in a manner that fosters team performance and a team focus,

•	Reward superior performance by the Company and its business units as a whole, and to a lesser extent superior individual performance, and

•	Accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program.

To accomplish these objectives the Company employs two overarching principles in structuring its executive compensation.

First, the Company believes that a significant portion of an executive’s overall compensation opportunity should be at risk and based upon the performance of the Company. As a result, if the Company fails to achieve its financial goals, and/or if the Company’s share price does not rise, significant portions of the total executive compensation package are not realized. The Company implements this principle by using variable elements, such as management incentive plan awards and equity awards, as a major portion of the total executive compensation package.

Second, in structuring the performance-based elements of its compensation program, the Company seeks predominately to reward overall performance by the Company or its major business units, and only to a lesser extent, to reward individual executive performance. The Company believes this is appropriate to foster an environment of team work and to maximize the performance of the Company as a whole, as opposed to individuals within the Company. As a result, the two most significant variable components of executive compensation, namely management incentive plan awards and equity awards, are most heavily weighted to Company goals and Company performance. The incentive plan awards reward achievement of stated Company and business unit financial metrics, with individual performance playing a smaller role. Equity awards also reward achievement of Company goals and Company stock price appreciation.

Designing the Executive Compensation Program at Hasbro

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from a number of sources. Those sources include the:

•	Compensation Committee of the Company’s Board (the “Committee”),

•	Benchmarking studies and other comparative compensation information,

•	Outside compensation consultants,

•	Company’s Chief Executive Officer, and

•	Company’s Human Resources Department.

In designing the fiscal 2006 compensation program, the Company reviewed benchmarking information to establish reference points for base salaries, management incentive plan awards and equity awards being offered by comparable general industry and consumer products companies. In particular, the Company conducted a detailed review of three benchmarking studies. For purposes of establishing reference points for base salaries and incentive plan awards the Company reviewed Hewitt Executive Total Compensation Measurement Survey, prepared by

Hewitt Associates, LLP, and Towers Perrin’s Executive Compensation Databank. For purposes of establishing reference points for equity compensation the Company reviewed the Mercer Wall Street Journal 350 as well as Towers Perrin’s Executive Compensation Databank. Within these surveys the Company focuses on the following types of companies: (i) companies in the general industry category with total annual revenues between $3 and $6 billion, and for purposes of benchmarking compensation for Mr. Gardner, who was in charge of the Company’s European business unit, with relevant group revenues between $800 million and $2 billion, within Towers Perrin’s Executive Compensation Databank, (ii) approximately 46 consumer products and consumer facing companies, with median annual revenues across all of those companies of $6.6 billion, within the Hewitt Executive Total Compensation Measurement Survey, and (iii) companies in the general industry category with median total annual revenues of $7 billion under the Mercer Wall Street Journal 350.

In reviewing the proposed 2006 compensation program, the Committee also worked with Mercer Human Resource Consulting (“Mercer”) who served as an outside compensation consultant for the Committee. Although in the past Mercer has performed work for both the Company and the Committee, in the case of providing this assistance to the Committee, Mercer was retained by, and reported directly to, the members of the Committee. Mercer advised the Committee with respect to the Committee’s review of the Company’s 2006 executive compensation programs and provided additional information as to whether the Company’s anticipated 2006 executive compensation programs were competitive, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s financial goals. Starting with the design of the 2007 compensation program, Mercer is expected to primarily perform executive compensation work directly for the Committee and will not perform any other compensation consulting or other work for the Company without the prior approval of the Chair of the Compensation Committee. Another compensation consultant selected by the Company is expected to perform specified other services for the Company in the future.

The Company’s Chief Executive Officer, Senior Vice President of Human Resources, and Senior Vice President and General Counsel each attend portions of the meetings of the Committee. However, the Committee also regularly considers and discusses issues without the presence of any officers of the Company.

For named executive officers other than the Chief Executive Officer, as well as for the Company’s other executive officers, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Compensation Committee. In making these recommendations the Chief Executive Officer considers the individual’s performance, benchmarking information and input from the Company’s Human Resources Department. The Committee then discusses these recommendations with the Chief Executive Officer, both with and without the presence of the Company’s Senior Vice President of Human Resources and outside compensation consultants. The Committee further reviews and discusses these recommendations in executive session without any members of management present. For the Chief Executive Officer, the Committee directly determines the compensation package, receiving input as it deems appropriate from the Company’s Human Resources Department, benchmarking information and the Committee’s outside compensation consultant. The Committee does not receive a recommendation as to the Chief Executive Officer’s compensation from any member of the Company’s management. In addition to being reviewed and approved by the Committee, the compensation package for the Company’s Chief Executive Officer is reviewed and approved by the full Board. The Committee does not delegate, to management or any other parties, its duties to review the Company’s executive compensation programs.

Although the Company considers the requirements of Code Section 162(m), and the accounting treatment of various forms of compensation, in determining the elements of its executive compensation program and, to the extent it is consistent with meeting the objectives of the Company’s executive compensation program, structures such compensation to maximize the ability of the Company to receive a tax deduction for such compensation, the Company feels strongly that maximizing the performance of the Company and its executives is more important than assuring that every element of compensation complies with the requirements for tax deductibility under Section 162(m). The Company’s performance objectives under its variable compensation programs are objective within the meaning of the Code, such as achieving certain net revenues, operating margin, free cash flow or earnings per share goals, and as such they generally comply with the requirements of Section 162(m). However, in certain situations the Company may feel a particular goal is very important to the Company, even though it is not objective within the meaning of the Code. The Company reserves the right to compensate executives for achievement of such objectives, or to reflect other individual performance measures in an executive’s compensation, even if they do not comply with the requirements of Section 162(m).

The Company does not have a formal policy requiring executives to forfeit compensation, either cash or non-cash, to the Company in the event that there is a financial restatement or some other negative occurrence after such compensation is paid. However, there are legal provisions under the Sarbanes-Oxley Act of 2002 which require forfeiture of some elements of compensation in certain situations. The full Board, the Committee and the Company’s senior management are committed to an environment in which all of the Company’s officers and employees act in accordance with the highest ethical standards and in accordance with all legal and accounting requirements. Any failure to do so will be dealt with on a case by case basis by management, the Committee and the Board, in the manner they deem appropriate.

Primary Elements of 2006 Executive Compensation

Executive compensation for fiscal year 2006 was composed of four primary elements:

•	base salary,

•	management incentive awards,

•	equity awards, and

•	employee benefits.

The Company uses these four elements in the combination it believes appropriately divides the compensation of its executives among fixed and variable components. Some variable compensation is tied to achievement of yearly financial objectives. Other compensation, such as option grants vesting over multiple years and performance share awards with multi-year performance periods, are tied to the achievement of longer-term financial goals and the creation of longer-term shareholder value. In general the Company seeks to have a total compensation package for its executive officers that is between the 50th and 75th percentiles of compensation at comparable benchmarked companies, while at the same time having this overall compensation package significantly comprised of variable performance-based elements. The Company believes this fosters a performance-driven mentality and best serves the interests of the Company and its stakeholders since the compensation of the Company’s executives is significantly dependent upon achievement of the Company’s financial goals and the creation of shareholder value. Each of these compensation elements is described in detail below.

Base Salary

Base salaries for new executive officers are initially set at a level the Company determines represents a competitive fixed reward to the executive. This is done by evaluating the responsibilities of the position being filled, the experience of the individual being hired and the competitive marketplace for comparable executive talent. Subsequent yearly adjustments in base salaries are made in the event of changes in duties and responsibilities for the executive, superior performance or lack of competitiveness of the base salary with market compensation offered to executives with similar responsibilities, expertise and experience in other general industry and consumer products companies the Company considers to be comparable with the Company, and/or competitive with the Company in recruiting executives. The base salary provides a minimum compensation which executives will earn if they continue to perform well and remain employed with the Company.

In addition to evaluating base salaries with respect to the expertise, responsibility and performance of the individual executives, the Committee generally sets executive base salaries to be between the 50th and 75th percentiles for comparable general industry and consumer products companies as surveyed in Hewitt Executive Total Compensation Measurement, prepared by Hewitt Associates, LLP, and Towers Perrin’s Executive Compensation Databank. The Committee believes that this positions the Company’s base salaries at a level that, when viewed in combination with the other elements of its executive compensation package, allows the Company to hire, retain and motivate talented executives. This approach also enables the Company to keep the cost of the Company’s executive compensation at a reasonable level as compared to other similar and/or competitive companies, while providing a compensation package that is highly performance-oriented by placing a significant portion of total executive compensation in variable elements.

The salaries for all five of the Company’s named executive officers in fiscal 2006 are included in the Summary Compensation Table that follows this report. Consistent with the Company’s general philosophy of only increasing executive base salaries in the event of changes in responsibility, particular achievements or lack of competitiveness with benchmarked companies, Mr. Verrecchia, Mr. Nagler and Mr. Gardner did not receive increases in base salary during 2006. On January 20, 2006, Mr. Goldner was promoted to Chief Operating Officer of the Company, assuming significantly greater responsibilities than he had previously held as President of the U.S. Toys Segment. In connection with this promotion, Mr. Goldner’s annualized base salary was increased from $700,000 to $800,000. In April of 2006, Mr. Hargreaves’ base salary was increased from $475,000 to $500,000. This increase was attributable to Mr. Hargreaves’ increased responsibility, associated with the Company’s compliance with increased regulatory requirements, and from the Company’s review of relevant benchmarking information which indicated that Mr. Hargreaves’ base salary was at the lower end of the range between the 50th and 75th percentiles.

Subsequent to the end of 2006 the Company took two actions with respect to the base salaries of named executive officers. Both of these actions were taken in February 2007, but were made effective as of January 1, 2007. First, in light of its review of compensation for Chief Executive Officers at companies deemed comparable to, or competitive with, the Company, the Committee recommended, and the Board approved, an increase in the base salary for Mr. Verrecchia from $1 million to $1.2 million. Second, Mr. Hargreaves was promoted from Senior Vice President and Chief Financial Officer to Executive Vice President, Finance and Global Operations and Chief Financial Officer. In connection with this promotion and the increase in Mr. Hargreaves’ responsibilities, the base salary for Mr. Hargreaves was increased from $500,000 to $600,000.

Management Incentive Awards

Approximately 20% of the Company’s employees, including all of the Company’s executive officers, received management incentive awards with respect to fiscal 2006. The management incentive award is performance based, with payout of these awards tied to the achievement of specific performance objectives by the Company. Management incentive awards are tied to the achievement of yearly performance targets and as such provide short-term performance-based incentive compensation. This is in contrast to equity awards, which although also performance based, are designed to reward achievement of specific performance objectives and/or stock price appreciation over periods longer than one year. Management incentive bonus awards for the Company’s executive officers were determined under two programs for fiscal 2006.

The management incentive award opportunities of Mr. Verrecchia and Mr. Goldner were determined pursuant to the Company’s 2004 Senior Management Annual Performance Plan (the “Annual Performance Plan”). The Annual Performance Plan has been approved by the Company’s shareholders and is intended to allow for the deduction by the Company of the bonuses paid to Mr. Verrecchia and Mr. Goldner. The Committee established maximum awards which could be payable to Mr. Verrecchia and Mr. Goldner under the Annual Performance Plan in the first quarter of the year and funding of the actual incentive payouts, following the end of the year, under the Annual Performance Plan, was based solely on the achievement of the objective financial metrics established by the Committee as part of these awards. The Committee is not able to increase the award payouts under the Annual Performance Plan to reflect discretionary factors or individual performance. The Committee may only exercise negative discretion to reduce awards, to as low as 0%, that would otherwise be payable to Mr. Verrecchia or Mr. Goldner under the terms of the Annual Performance Plan. To the extent that the Committee determined it was appropriate to reward Mr. Verrecchia or Mr. Goldner for achievement of subjective goals or individual performance, the Committee would need to award discretionary bonuses outside of the Annual Performance Plan. Neither Mr. Verrecchia nor Mr. Goldner received a discretionary bonus award for fiscal 2006. By using only objective financial metrics to measure performance, not allowing for discretion to increase awards, and obtaining shareholder approval of the plan, incentive award opportunities under the Annual Performance Plan can constitute compensation for which the Company can take a tax deduction, even if such compensation exceeds the limits set forth in Section 162(m) of the Internal Revenue Code.

With respect to executive officers other than Mr. Verrecchia and Mr. Goldner, management incentive award opportunities in fiscal 2006 were determined pursuant to the Company’s 2006 Management Incentive Plan (MIP), which is not a shareholder approved plan. However, the same corporate performance criteria and targets that were used under the Annual Performance Plan were used under the MIP for fiscal 2006. The primary difference is that the Company is able to adjust actual award payouts, either up or down, to executives under the MIP based upon individual performance. Bonuses earned under the MIP are subject to adjustment downward to as low as 0% and upward by a factor of up to an additional 50%, based on individual performance against specified individual management objectives under the MIP.

In all cases, the bonuses for performance under the Annual Performance Plan and the MIP for executive officers were reviewed and approved by the Committee. The bonus for the Company’s Chief Executive Officer was also reviewed and approved by the full Board.

The Committee established fiscal 2006 corporate and business unit performance goals for the Company under both the Annual Performance Plan and the MIP during the first quarter of fiscal 2006. These performance goals were based on the 2006 operating plan and budget approved by the Company’s Board.

The setting of performance goals involved both selecting the performance metrics that would be used to evaluate bonus eligibility and establishing the performance targets for each of those metrics. The Committee used three performance metrics to measure corporate performance in 2006. The three corporate performance criteria, and their respective weights, were as follows: (i) total net revenues (40%), (ii) operating margin (40%) and (iii) free cash flow (20%). The Committee selected these three performance metrics to capture the most important aspects of the top and bottom line performance of the Company, in the form of sales, profitability and cash generation. Business unit performance objectives were based on the first two of these criteria, namely total net revenues (50%) and operating margin (50%). Free cash flow is not used as a business unit performance objective because its computation can only occur for the Company at the corporate level.

For Mr. Verrecchia, Mr. Goldner, Mr. Hargreaves and Mr. Nagler, management incentive award opportunities for 2006 were weighted 100% for corporate performance against the three corporate performance targets listed above. For Mr. Gardner, who had business unit responsibility, the management incentive award opportunity was weighted 40% for corporate performance against the three corporate targets, and 60% for business unit performance against the two business unit targets.

In addition to establishing the performance criteria and target performance objectives for each such criteria, in the first quarter of 2006 the Committee also established (i) maximum awards for the executives participating in the Annual Performance Plan and (ii) target bonus awards and threshold and maximum awards for each executive officer participant in the MIP corresponding with various levels of performance against the designated corporate and, to the extent applicable, business unit objectives. Management incentive bonus targets and/or maximums were set at levels the Committee believed appropriately rewarded the executive in question for their responsibility and the contribution which would be required from such executive for the Company to achieve its stated objectives. The maximum awards for each of the named executive officers for 2006, as well as the threshold and target awards for participants under the MIP Plan, are included in the Grants of Plan-Based Awards table that follows this discussion.

For Mr. Hargreaves, Mr. Nagler and Mr. Gardner, in fiscal 2006 their management incentive award opportunities corresponding to target performance were raised from 55% to 60% of base salary. The increase to 60% applied to all of the Company’s executives who were grouped within the same internal management level as Mr. Hargreaves, Mr. Nagler and Mr. Gardner. The increase in the target management incentive opportunity for these officers resulted primarily from review of the benchmarking information which demonstrated the Company’s management incentive opportunities had fallen below the low end of the reference range of the 50th to the 75th percentile of incentive awards reflected in Hewitt Executive Total Compensation Measurement and Towers Perrin’s Executive Compensation Databank. Mr. Verrecchia’s and Mr. Goldner’s management incentive award opportunities are set only in terms of a maximum award, which award can be reduced at the sole discretion of the Compensation Committee.

The ultimate management incentive award paid with respect to 2006 was a function of the percentage of the performance goals achieved, with the Committee reserving the right in its sole discretion to lower the bonus paid to as little as 0% in the case of Mr. Verrecchia or Mr. Goldner, and lower to as little as 0% or raise by up to an additional 50% the award paid for other executive officers based on their individual performances. The actual management incentive awards paid to the five named executive officers are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation table which follows this discussion. The Committee also reserves the right to grant discretionary bonuses to executives in select cases where the executive has performed at an exceptionally high level and/or has accomplished specific extraordinary corporate or individual objectives outside the parameters of the formal bonus plans. No such discretionary bonuses were paid to any of the Company’s executive officers for fiscal 2006.

In order to achieve payouts under the Annual Performance Plan and the MIP, the Company must meet performance targets for total net revenues, operating margin and free cash flow which have been set by the Committee at levels which it determines require solid performance from the Company. Superior performance is required to achieve a higher than target payout under the MIP, or in the case of the Annual Performance Plan, to achieve payouts toward the upper end of the spectrum of permissible payouts. Threshold performance for each given financial metric under the MIP is set at 80% of target performance for purposes of the achievement of that goal contributing to payout of the management incentive award. An 80% achievement of a performance goal under the MIP equates to a 60% payout against that goal. As was previously discussed, the individual performance metrics and their levels under the Annual Performance Plan and the MIP are taken directly from the Company’s operating plan as it has been approved by the Board.

For fiscal 2006, Mr. Verrecchia, Mr. Goldner, Mr. Hargreaves, Mr. Nagler and Mr. Gardner were paid management incentive bonuses in the amount of $3,000,000, $2,000,000, $700,000, $500,000 and $581,530, respectively. The Company considers the actual total net revenues, operating margin and free cash flow performance targets under the Annual Performance Plan and the MIP to be confidential financial information which would harm the Company if they were publicly disclosed. However, the Company can disclose that in 2006 it significantly exceeded its performance goals under the MIP, and that the 2006 incentive plan payouts to the named executive officers receiving bonuses under the MIP correlated with approximately 167% achievement of the Company’s corporate performance goals for 2006. Mr. Gardner’s incentive plan payout correlated with (i) a 140% weighted achievement of all target corporate objectives and objectives of the Company’s European business overseen by Mr. Gardner and (ii) significant additional work Mr. Gardner performed during 2006 as interim Chief Marketing Officer for the Company. Over the five years ending with and including fiscal 2006, the payout under the MIP has corresponded with corporate performance against target ranging from a low of approximately 80% of target for 2004, to a high of approximately 167% of target for 2006. For Messrs. Verrecchia and Goldner, whose bonuses were determined under the Annual Performance Plan, 167% achievement of the Company’s corporate performance goals was more than sufficient to authorize payment of maximum bonuses under that plan. The payouts actually approved by the Committee reflected the Committee’s assessment of the relative contributions of Mr. Verrecchia and Mr. Goldner in achieving the plan performance goals.

Subsequent to the end of 2006, as part of his promotion to Executive Vice President, Finance and Global Operations and Chief Financial Officer, Mr. Hargreaves’ bonus target for 2007 was raised from 60% to 75% of his base salary.

Long-Term Equity Awards

Prior to fiscal 2006, the Company had granted almost all of the equity awards to the Company’s employees in the form of non-qualified stock options, generally vesting in annual installments over three years. These options were designed to motivate and retain those individuals, over a period of multiple years, who are most important to the Company’s future success. Stock options are also designed to align the interests of employees with those of shareholders by providing employees with a benefit from price appreciation in the Common Stock after the date of grant and to hold employees accountable for delivering stock price appreciation to the shareholders of the Company.

In structuring the 2006 equity compensation program the Committee believed it was important to retain stock options as a significant element of the program to continue to achieve the motivational benefits of rewarding key employees for appreciation in the Company’s stock price over the course of multiple years. However, in light of the many market factors that can impact an individual company’s stock performance, other than the performance of the company itself, and the consequent imperfect connection between a company’s stock price performance and the performance of the underlying business, as well as the accounting changes effective in fiscal 2006 which eliminated favorable accounting treatment for stock options and enhanced the attractiveness of other stock compensation vehicles, the Committee felt it was important beginning in 2006 to have a significant portion of the value of the Company’s equity compensation program tied to achievement of specific internal financial goals for the Company, rather than just stock price appreciation.

For fiscal 2006 the Committee approved target total equity award values for each of the Company’s eligible employees. These targets were expressed as a percentage of each individual’s base salary. In approving target equity grant values for the Company’s various employees, the Committee reviewed market data with respect to equity compensation levels, and the award vehicles being used, at comparable and competitive companies. After reviewing this market data the Company determined that it was appropriate to set its equity award targets for both its executive officers, and its other employees who are eligible to receive equity awards, at approximately the 60th percentile of award values at comparable companies, as set forth in the Mercer Wall Street Journal 350 and Tower Perrin’s Executive Compensation Databank. This target value of total equity awards was intended to make the total executive compensation package more performance based, and to reflect that, beginning in fiscal 2006, the Company required its most senior executive officers to execute non-compete agreements in order to be eligible to receive equity awards. Among the named executive officers, this resulted in Mr. Hargreaves and Mr. Nagler signing non-compete agreements. Mr. Verrecchia and Mr. Goldner were already subject to non-competition obligations pursuant to their pre-existing employment agreements.

In all cases the final target equity award values were set at levels the Committee believed would compensate the individual for future achievement of the Company’s long-term financial goals and stock price appreciation in a manner commensurate with their duties and contributions to the performance of the Company and its stock. As is the case with management incentive plan awards, the performance metrics are designed to reward Company performance, as opposed to individual performance.

The target equity award value for each eligible employee was then divided evenly between two award types, non-qualified stock options and performance share awards, such that 50% of the total equity award value would be represented by each type of award. This even division of the award value reflected the Committee’s belief that over the performance period the realization of equity award values should be equally divided between achievement of the Company’s longer-term internal financial targets and the Company’s stock price appreciation.

For the 50% of the equity award value in 2006 which was made in the form of stock performance awards, these awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenue”) targets over a ten quarter period beginning July 3, 2006 and ending December 28, 2008 (the “Performance Period”). The cumulative net revenue and diluted earnings per share targets were taken from the Company’s long-term strategic plan and, as is the case with the performance levels under the Annual Performance Plan and the MIP, were set at levels which the Committee determined would require solid performance from the Company, and in turn its executives, in order to achieve a threshold payout, and superior performance to achieve a higher than target payout.

The Company’s considers the specific target EPS and Revenues levels to be confidential information which would harm the Company if it were disclosed. However, the targets are based on the same Board approved operating plan which is used in setting performance targets under the Annual Performance Plan and MIP. As such, to get a sense of the Company’s performance against targets in the recent past, over the five years ending with and including fiscal 2006, the payout under the MIP has corresponded with corporate performance against target ranging from a low of approximately 80% of target for 2004, to a high of approximately 167% of target for 2006. 90% achievement of each target under the contingent stock performance awards was established as a threshold to that metric contributing to the ultimate award payout. Each stock performance award has a target number of shares of common stock, a portion of which may be earned by the recipient if the Company achieves at least 90% of the stated EPS and/or Revenue targets over the Performance Period. 90% achievement of both of the performance metrics corresponds with a planned payout of 85% of the target number of shares. The actual number of shares to be received at the end of the Performance Period can be below or above the target number based on the actual levels of the target performance achieved against the two metrics. In all cases the Committee retains the right to reduce the number of actual shares received pursuant to any award to any level, including 0%, to the extent it believes the actual payout should be below the number called for by the award agreements.

In determining the 2006 equity award targets the Committee did not feel that past equity awards should have a significant impact. However, in conjunction with the Company’s stock ownership guidelines, which are described below, the Committee has begun reviewing each officer’s progress in achieving their targeted stock ownership level as a criterion in establishing future target equity grant levels. To the extent that an officer is not making sufficient progress toward achieving and maintaining the targeted stock ownership level, equity grants to that officer in the future may be reduced.

The stock option and performance share award grants to the Company’s named executive officers in 2006 are reflected in the Grants of Plan-Based Awards table that follows this report. The grant date of the Company’s yearly options and stock performance awards in fiscal 2006 to officers and other eligible employees was July 27, 2006.

The Company has only infrequently used restricted stock and deferred restricted stock units as a reward and retention mechanism. In fiscal 2006 the only restricted stock or deferred restricted stock unit grant made to the Company’s executive officers was a grant of 20,000 shares of restricted stock made to Mr. Goldner in connection with his January 2006 promotion to Chief Operating Officer. This restricted stock grant is scheduled to vest on the third anniversary of the grant date and was designed to further align Mr. Goldner’s interests with those of the Company’s shareholders by providing him with a further level of share ownership.

The Company has share ownership guidelines which apply to all employees at or above the Senior Vice President level. The share ownership guidelines establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances which are approved by the Company’s Human Resources Department, for as long as they remain with the Company. The target ownership levels are expressed as a percentage of the executives’ base salary and range from 50% of yearly base salary for certain Senior Vice Presidents to 500% of base salary for the Company’s Chief Executive Officer.

The Company does not have a set policy of always making its yearly equity awards at a particular time of the year. Over the last several years the Company has most frequently made its annual equity awards in the late spring or summer. However, the yearly awards have been made at different times in certain past years when other circumstances made such a choice desirable. For example, the Company made its 2003 annual equity grant in December of 2002 so as to utilize shares available under an equity plan which was expiring at the end of 2002. When the work of designing the equity compensation program for a particular year is completed and ready for final implementation, the Committee makes the relevant annual grants. The Company does not manage the timing of equity grants to attempt to give participants the benefit of material non-public information. Grants are made at times when the Company believes it is not in possession of material non-public information and when major subsequent announcements are not currently anticipated. Further, all option grants are made with an exercise price at or above the average of the high and low sales prices of the Company’s common stock on the date of grant.

In making the yearly equity grants the Committee specifically approves the grants for every member of the Company’s senior management team, which includes every executive officer. The Committee also approves the total equity grant pool for all other eligible employees of the Company, with the individual grants from that pool being made from a list prepared by the Company’s senior management which is available for the Committee’s review. Other than the annual equity grants, off-cycle equity grants are made during the year generally only in the case of new hires or in connection with significant promotions. All of these off-cycle grants are also reviewed and approved by the Committee.

Executive Benefits

In addition to receipt of salary, management incentive awards and equity compensation, the Company’s U.S. based officers also participate in certain employee benefit programs provided by the Company. Executive officers participate in the Company’s Pension Plan (the “Pension Plan”), which is described on pages 30 and 31 of this proxy statement, and can participate in the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The Supplemental Plan provides pension benefits determined under the same formula as the Pension Plan to the extent individuals are impacted by compensation and benefits limits determined under the Code. To the extent that the Company’s matching contribution exceeds certain limits applicable to the 401(k) Plan, which are also determined pursuant to the Code, the excess is allocated to the executive officer’s account under the Supplemental Plan. The Supplemental Plan is intended to provide a competitive benefit for executive officers whose employer-provided pension benefits and retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s Pension Plan and 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits.

Mr. Gardner, who is based in the U.K., is not eligible to participate in the Pension Plan, the 401(k) Plan and the Supplemental Plan for U.S. employees. However, Mr. Gardner, like the Company’s other employees in the U.K., participates in the Hasbro Group Personal Pension Plan (the “Hasbro Group Plan”). The Hasbro Group Plan is described on page 30 of this proxy statement.

The amount of the Company’s matching contribution to the named executive officers under both the 401(k) Plan and the Supplemental Plan (401(k)), for U.S. based officers, and the Hasbro Group Plan, for Mr. Gardner, is included in the “All Other Compensation” column of the Summary Compensation Table that follows this report.

The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. In addition, Mr. Verrecchia is provided with executive life insurance. The cost of the Company’s premiums for executive life insurance programs for Mr. Verrecchia is included in the “All Other Compensation” column of the Summary Compensation Table.

The Company’s executive officers participate in the same medical and dental benefit plans as are provided to the Company’s other employees.

Executive officers are also eligible to participate in the Company’s Non-qualified Deferred Compensation Plan, which is available to all of the Company’s employees who are in band 40 (director level) or above. The Non-qualified Deferred Compensation Plan allows participants to defer compensation into various hypothetical investment vehicles, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include the Company’s Common Stock, as well as other equity indices. Earnings on compensation deferred by the executive officers do not exceed the market returns on the relevant investments and are the same as the returns earned by other non-executive officer employees deferring compensation into the applicable investment vehicles.

The Company reimburses designated executive officers for the cost of certain tax and financial planning services they obtain from third parties provided that such costs are within the limits established by the Company. The cost to the Company for this reimbursement to the named executive officers is included in the “All Other Compensation” column of the Summary Compensation Table.

The Company conducted a comprehensive review of its pension programs approximately four years ago. The Company currently expects to conduct another comprehensive review of these plans in fiscal 2007.

Change of Control and Employment Agreements

Certain of the Company’s executive officers, including all five of the Company’s named executive officers for fiscal 2006, are party to Change in Control Agreements with the Company. In addition, Mr. Verrecchia and Mr. Goldner are party to additional agreements with the Company governing their employment and providing certain post-termination benefits and payments. All of these agreements, and the payments which the executive can receive in certain situations, are described in detail under the caption “Agreements and Arrangements Providing Post-Employment and Change in Control Benefits” that follows this report. The Committee authorizes the Company to enter into Change of Control or other employment related agreements with executives only in those situations where the Committee feels doing so is necessary to recruit and/or retain the most talented executives and to provide optimal incentive to the executive in question to work to maximize the performance of the Company and the creation of long-term value for the Company’s shareholders. The change in control provisions in these agreements are generally double-trigger provisions in that the executive officer receives benefits under the agreements only if, following a change in control, the individual executive officer is either terminated by the

Company without cause, or leaves on account of events which qualify under the definition of good reason in the agreement. The Company believes that double-trigger change in control agreements are generally most appropriate in that an executive would only be compensated in the event that the executive was no longer employed with the Company following the change in control.

However, the Company’s equity compensation plans generally provide that equity awards (including performance share awards) for all participants, including the Company’s named executive officers, fully vest in the event of a change in control of the Company. The participant is entitled to receive the value of such awards either in cash or shares of the Company’s stock, determined in the Committee’s discretion, following such change in control.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid by the Company for services rendered during fiscal 2006 by the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Company in fiscal 2006.

Summary Compensation Table

							Change in
						Non-Equity	Pension
						Incentive Plan	Value and		All Other
				Stock	Option	Compensation	NQDC		Compensation
Name and Principal Position	Year	Salary(a)	Bonus	Awards(b)	Awards(b)	(a)(c)	Earnings(d)		(e)	Total

Alfred J. Verrecchia	2006	$1,000,000	$0	$366,693	$2,492,153	$3,000,000	$1,385,406		$162,036	$8,406,288
President and Chief
Executive Officer
Brian Goldner	2006	794,616	0	280,832	962,281	2,000,000	134,671		101,590	4,273,990
Chief Operating Officer
David D.R. Hargreaves(f)	2006	494,231	0	68,756	662,511	700,000	228,834		55,654	2,209,986
Executive Vice President,
Finance and Global
Operations and Chief
Financial Officer
Barry Nagler	2006	475,000	0	65,316	652,556	500,000	94,710		46,500	1,834,082
Senior Vice President,
General Counsel and
Secretary
Simon Gardner(g)	2006	521,289	0	0	582,493	581,530	0	(d)	69,838	1,755,150
President, Hasbro Europe

(a)	Includes amounts deferred pursuant to the Company’s 401(k) Plan and Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Mr. Gardner, who is located in the United Kingdom, was paid part of his salary and non-equity incentive plan compensation in British pounds and part of his salary and non-equity incentive plan compensation, for services performed for the Company’s Swiss subsidiary, Hasbro SA, in Swiss francs. For purposes of computing the salary and non-equity incentive plan compensation amounts in these tables the amounts paid to Mr. Gardner in British pounds and Swiss francs were converted into US dollars using the same exchange rates used by the Company in determining the expense of these payments for the Company’s financial reporting purposes.

(b)	Reflects the net accounting expense recognized by the Company for stock and option awards to the named executive officers. Please see note 10 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2006, for a detailed discussion of the assumptions used in valuing options and stock awards.

In 2006 all five of these executives were granted non-qualified stock options and contingent stock performance awards. The grant date values of these awards are reflected in the Grants of Plan-Based Awards Table which follows this table. The effectiveness of these awards was conditioned upon the execution of certain agreements by the executives. Subsequent to the grant of these awards, Mr. Gardner did not execute these agreements and as a result, the equity awards made to Mr. Gardner in 2006 did not become effective. The value of these 2006 awards was treated as a forfeiture in the Company’s financial statements for 2006 and no value for these awards is reflected in the table above.

(c)	For Mr. Verrecchia and Mr. Goldner these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2004 Senior Management Annual Performance Plan for their performance during fiscal 2006. For Mr. Hargreaves, Mr. Nagler and Mr. Gardner, these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2006 Management Incentive Plan for their performance during fiscal 2006.

(d)	The amounts reflected in this table consist entirely of the change in pension value during fiscal 2006 for each executive.

Mr. Gardner, who is based in the U.K., is not eligible to participate in the Company’s Pension Plan which is maintained for U.S. employees, nor is he eligible to participate in the 401(k) Plan or the Supplemental Plan. However, the Company does maintain the Hasbro Group Plan for its employees in the U.K. The Hasbro Group Plan is a defined contribution plan (as opposed to a defined benefit plan like the Pension Plan) pursuant to which both the Company and the employee make contributions. The Hasbro Group Plan has been in place since February 2006. Prior to February 2006 the Company had another defined contribution plan for its employees in the U.K., namely the Hasbro U.K. Pension Plan.

Does not include the following amounts which were earned by the executives on (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts contributed by the Company to the executive’s account under the Supplemental Plan (401(k)): Mr. Verrecchia, $281,302; Mr. Goldner, $74,680, Mr. Hargreaves, $325,666, and Mr. Nagler, $8,568. Earnings on compensation deferred by the executive officers and on the Company’s contributions to the Supplemental Plan do not exceed the market returns on the relevant investments which are earned by other participants selecting the same investment options.

(e)	Includes the following amounts paid by the Company for each named executive officer in connection with a program whereby certain financial planning and tax preparation services provided to the individual are paid for by the Company: Mr. Verrecchia, $9,500; Mr. Goldner, $0, Mr. Hargreaves, $5,000, Mr. Nagler, $0 and Mr. Gardner, $3,910.

Includes the Company’s matching contribution to the savings account of each individual under the 401(k) Plan and the Supplemental Plan, such amounts as follows: Mr Verrecchia, $150,000; Mr. Goldner, $101,590, Mr. Hargreaves, $50,654, and Mr. Nagler, $46,500. These amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)).

Also includes $2,536 in premiums paid by the Company for an individual life insurance policy for Mr. Verrecchia and $24,942 paid to Mr. Gardner in lieu of providing a Company car and a fuel allowance.

Also includes the following amount which was contributed by the Company to the Hasbro U.K. Pension Plan (for January 2006) and the Hasbro Group Plan (for February through December of 2006) on behalf of Mr. Gardner: $40,986.

(f)	Mr. Hargreaves, formerly Senior Vice President and Chief Financial Officer, was appointed Executive Vice President, Finance and Global Operations and Chief Financial Officer effective in January 2007.

(g)	Effective March 31, 2007, Mr. Gardner ceased to perform services for the Company and went on U.K. garden leave. Mr. Gardner will continue to be paid his salary and will continue to receive applicable employee benefits through November 30, 2007 (the “Termination Date”), during which time Mr. Gardner will remain available to answer questions from the Company and to provide necessary assistance to the Company. Please see the description of Mr. Gardner’s Transition Agreement which appears on page 43 of this proxy statement.

* * *

The following table sets forth certain information regarding grants of plan-based awards for fiscal 2006 to the named executive officers.

Grants of Plan-Based Awards

									All	All Other
									Other	Option		Closing	Grant
									Stock	Awards:		Market	Date Fair
			Estimated Future Payouts			Estimated Future Payouts			Awards:	Number of	Exercise	Price	Value of
			Under Non-Equity			Under Equity			Number	Shares	Price of	on the	Stock and
			Incentive Plan Awards			Incentive Plan Awards			of	Underlying	Option	Date of	Option
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum	Shares	Options	Awards	Grant	Awards(e)

Alfred J. Verrecchia	2/16/06	(a)			$3,000,000
	7/27/06	(b)				55,218	110,436	138,045					$2,077,853
	7/27/06	(c)								453,515	$18.815	$18.60	2,000,001

Brian Goldner	1/20/06	(d)							20,000				422,000
	2/16/06	(a)			2,383,848
	7/27/06	(b)				22,088	44,175	55,219					831,153
	7/27/06	(c)								181,406	18.815	18.60	800,000

David D.R. Hargreaves	2/16/06	(a)	$177,293	$296,539	889,617
	7/27/06	(b)				10,354	20,707	25,884					389,602
	7/27/06	(c)								85,034	18.815	18.60	375,000

Barry Nagler	2/16/06	(a)	171,000	285,000	855,000
	7/27/06	(b)				9,836	19,671	24,589					370,110
	7/27/06	(c)								80,782	18.815	18.60	356,249

Simon Gardner	2/16/06	(a)	187,664	312,773	938,320
	7/27/06	(b)(f)				10,446	20,891	26,114					393,064
	7/27/06	(c)(f)								85,791	18.815	18.60	378,338

(a)	For Mr. Verrecchia and Mr. Goldner these management incentive awards were made pursuant to the Company’s 2004 Senior Management Annual Performance Plan. For Mr. Hargreaves, Mr. Nagler and Mr. Gardner these management incentive plan awards were made pursuant to the Company’s 2006 Management Incentive Plan.

(b)	All of these contingent stock performance awards were granted pursuant to the Company’s 2003 Stock Incentive Performance Plan (the “2003 Plan”). These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenues”) targets over a ten quarter period beginning July 3, 2006 and ending December 28, 2008 (the “Performance Period”). Each stock performance award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. Upon a Change of Control, as defined in the 2003 Plan, all stock performance awards will be canceled in exchange for payment in the amount of the product of the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the target number of shares applicable to the award. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

(c)	All of these options were granted pursuant to the 2003 Plan. These options are non-qualified, were granted with an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of grant, and vest in equal annual installments over the first three anniversaries of the date of grant. All options become fully vested in the event of death, disability or retirement at the optionee’s normal retirement date and are exercisable for a period of one year from the date of such disability or retirement, or in the case of death, from the appointment and qualification of the executor, administrator or trustee for the optionee’s estate. An optionee taking early retirement may, under certain circumstances, exercise all or a portion of the options unvested at his or her early retirement date and may exercise such options for three months or such longer period as the Compensation Committee may approve. Unless otherwise approved by the Compensation Committee in its discretion, upon termination of employment for any other reason, only options vested at the date of the termination may be exercised, and are exercisable for a period of three months following termination.

Upon a Change of Control, as defined in the 2003 Plan, all options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee. Participants may exercise options and satisfy tax withholding liabilities by payments in cash or by delivery of Common Stock equal to the exercise price and the tax withholding liability. In addition, participants may instruct the Company to withhold shares issuable upon exercise in satisfaction of tax withholding liability.

(d)	These restricted shares were granted in connection with the promotion of Mr. Goldner to Chief Operating Officer, were granted pursuant to the 2003 Plan and vest in one installment on the third anniversary of the date of grant, subject to Mr. Goldner’s continued employment with the Company. Upon a Change in Control the shares vest fully and will be canceled in exchange for payment in the amount of the product of the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the number of shares covered by the award. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

(e)	The Grant Date Present Values for options were determined using the standard application of the Black-Scholes option pricing methodology using the following weighted average assumptions: volatility 23.4%, dividend yield 2.55% and a risk free interest rate of 4.98% based on the options being outstanding for approximately five and a half years. The Grant Date Present Values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing the Grant Date Present Values indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent if any, by which such market value exceeds the exercise price on the date of exercise. The grant date fair value for the shares of restricted stock granted to Mr. Goldner was based on the average of the high and low trading prices on the date of grant, which was $21.355 per share, and the grant date fair values for the contingent stock performance awards were based on the average of the high and low trading prices on the date of grant of these awards, which was $18.815 per share.

Please see note 10 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2006, for a detailed discussion of the assumptions used in valuing these options and stock awards.

(f)	In 2006 all five of these executives were granted non-qualified stock options and contingent stock performance awards. The grant date values of these awards are reflected in the Grants of Plan-Based Awards Table above. However, the effectiveness of these awards was conditioned upon the execution of certain agreements by the executives. Subsequent to the grant of these awards, Mr. Gardner did not execute these agreements and as a result, the equity awards made to Mr. Gardner in 2006 which are reflected in the table above did not become effective. The value of these awards was treated as a forfeiture in the Company’s financial statements for 2006.

* * *

The following table sets forth information for equity awards held by the named individuals as of the end of the Company’s last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

							Stock Awards
	Option Awards										Equity Incentive
				Equity							Plan Awards:
				Incentive						Equity Incentive	Market or
				Plan Awards:			Number		Market	Plan Awards:	Payout Value
	Number of	Number of		Number of			of Shares		Value of	Number of	of Unearned
	Securities	Securities		Securities			or Units		Shares or	Unearned	Shares, Units
	Underlying	Underlying		Underlying			of Stock		Units of	Shares, Units or	or Other
	Unexercised	Unexercised		Unexercised	Option		That		Stock That	Other Rights	Rights That
	Options	Options		Unearned	Exercise	Option	Have Not		Have Not	That Have Not	Have Not
	(#)	(#)		Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)(b)	(#)(a)	($)(b)

Alfred J. Verrecchia							0		$—	110,436	$3,009,381
	56,250	—		—	$18.7222	2/18/2007
	157,500	—		—	$19.8229	9/16/2007
	42,000	—		—	$24.8750	4/22/2008
	142,500	—		—	$35.4063	5/10/2009
	75,000	—		—	$32.1875	5/10/2009
	60,000	—		—	$15.2188	2/9/2010
	100,000	—		—	$11.5900	4/24/2011
	75,000	—		—	$13.9100	4/24/2011
	175,000	—		—	$16.3350	4/24/2012
	160,000	40,000	(c)	—	$17.9685	4/24/2012
	175,000	—		—	$11.1600	12/29/2012
	250,000	—		—	$15.8750	5/13/2013
	133,333	66,667	(d)	—	$18.5750	5/19/2014
	166,667	83,333	(d)	—	$20.4325	5/19/2011
	93,334	186,666	(e)	—	$20.5700	5/18/2012
	—	453,515	(f)	—	$18.8150	7/26/2013

Brian Goldner							20,000	(g)	$545,000	44,175	$1,203,769
	50,000	—		—	$15.9375	3/19/2010
	100,000	—		—	$17.5313	3/19/2010
	94,000	—		—	$11.5900	4/24/2011
	85,000	—		—	$16.3350	4/24/2012
	120,000	30,000	(c)	—	$17.9685	4/24/2012
	75,000	—		—	$11.1600	12/29/2012
	50,000	25,000	(d)	—	$18.5750	5/19/2014
	100,000	50,000	(d)	—	$20.4325	5/19/2011
	30,000	60,000	(e)	—	$20.5700	5/18/2012
	—	181,406	(f)	—	$18.8150	7/26/2013

David D.R. Hargreaves							0		$—	20,707	$564,266
	10,500	—		—	$24.8750	4/22/2008
	35,000	—		—	$32.1875	5/10/2009
	50,000	—		—	$16.3350	4/24/2012
	100,000	25,000	(c)	—	$17.9685	4/24/2012
	26,667	13,333	(d)	—	$18.5750	5/19/2014
	83,333	41,667	(d)	—	$20.4325	5/19/2011
	15,000	30,000	(e)	—	$20.5700	5/18/2012
	—	85,034	(f)	—	$18.8150	7/26/2013

							Stock Awards
	Option Awards									Equity Incentive
				Equity						Plan Awards:
				Incentive					Equity Incentive	Market or
				Plan Awards:			Number	Market	Plan Awards:	Payout Value
	Number of	Number of		Number of			of Shares	Value of	Number of	of Unearned
	Securities	Securities		Securities			or Units	Shares or	Unearned	Shares, Units
	Underlying	Underlying		Underlying			of Stock	Units of	Shares, Units or	or Other
	Unexercised	Unexercised		Unexercised	Option		That	Stock That	Other Rights	Rights That
	Options	Options		Unearned	Exercise	Option	Have Not	Have Not	That Have Not	Have Not
	(#)	(#)		Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)	($)(b)	(#)(a)	($)(b)

Barry Nagler							0	$—	19,671	$536,035
	50,000	—		—	$18.6563	1/2/2010
	100,000	—		—	$20.5219	1/2/2010
	50,000	—		—	$15.2188	2/9/2010
	44,000	—		—	$11.5900	4/24/2011
	52,500	—		—	$16.3350	4/24/2012
	100,000	25,000	(c)	—	$17.9685	4/24/2012
	42,500	—		—	$11.1600	12/29/2012
	26,667	13,333	(d)	—	$18.5750	5/19/2014
	83,333	41,667	(d)	—	$20.4325	5/19/2011
	14,167	28,333	(e)	—	$20.5700	5/18/2012
	—	80,782	(f)	—	$18.8150	7/26/2013

Simon Gardner							0	$—	0	$0
	22,500	—		—	$24.8750	4/22/2008
	33,750	—		—	$32.1875	5/10/2009
	42,500	—		—	$16.3350	4/24/2012
	50,000	25,000	(c)	—	$17.9685	4/24/2012
	40,000	—		—	$11.1600	12/29/2012
	26,667	13,333	(d)	—	$18.5750	5/19/2014
	83,333	41,667	(d)	—	$20.4325	5/19/2011
	15,000	30,000	(e)	—	$20.5700	5/18/2012

(a)	These contingent stock performance awards are reflected at the target number of shares for such awards, even though the performance period will not end until December 31, 2008 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(b)	These amounts were computed by multiplying the target number of shares by the closing share price of $27.25 on December 29, 2006, the last trading day of the Company’s 2006 fiscal year.

(c)	These unexercisable options will vest on April 25, 2007, subject to the optionee remaining employed with the Company through that date.

(d)	These unexercisable options will vest on May 20, 2007, subject to the optionee remaining employed with the Company through that date.

(e)	One half of these unexercisable options will vest on each of May 19, 2007 and May 19, 2008, subject to the optionee remaining employed with the Company through those dates.

(f)	One third of these unexercisable options will vest on each of July 27, 2007, July 27, 2008 and July 27, 2009, subject to the optionee remaining employed with the Company through those dates.

(g)	All of these restricted shares will vest on January 20, 2009, subject to Mr. Goldner remaining employed with the Company through that date.

* * *

The following table sets forth information concerning aggregate option exercises and vesting of restricted stock during the 2006 fiscal year for the named executive officers.

Option Exercises and Stock Vested

Option Awards
	Number of		Stock Awards
	Shares		Shares
	Acquired on	Value Realized	Acquired	Value Realized
	Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Alfred J. Verrecchia	56,250	$281,154	—	$—
Brian Goldner	—	$—	—	$—
David D.R. Hargreaves	199,375	$2,357,699	—	$—
Barry Nagler	—	$—	—	$—
Simon Gardner	248,750	$2,779,609	—	$—

* * *

The following table sets forth information regarding each of the named executive officers’ years of credited service and accrued pension benefits with the Company under plans providing specified retirement payments and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and non-qualified defined contribution plans. Information is provided as of the plans’ measurement dates used for financial reporting purposes for the Company’s 2006 fiscal year.

Pension Benefits

			Present Value of
		Number of	Accrued Benefit
		Years of	Payable at Normal	Payments During
		Credited	Retirement	the Last Fiscal
Name	Plan Name	Service	($)(a)	Year($)

Alfred J. Verrecchia	Pension Plan	41.0	$766,461	$0
	Supplemental Plan	41.0	$8,175,263	$0
	Post-Employment Agreement	41.0	$3,343,233	$0
Brian Goldner	Pension Plan	7.0	$73,423	$0
	Supplemental Plan	7.0	$390,500	$0
David D.R. Hargreaves	Pension Plan	14.0	$243,642	$0
	Supplemental Plan	14.0	$769,150	$0
	Expatriate Plan	24.0	$463,423	$0
Barry Nagler	Pension Plan	7.0	$103,648	$0
	Supplemental Plan	7.0	$313,120	$0
Simon Gardner	(b)	—	—	—

(a)	The “Present Value of Accrued Benefit” is the lump-sum value as of September 30, 2006 of the annual pension benefit earned as of September 30, 2006 payable under a plan for the executive’s life beginning on the date in which the named executive officer may commence an unreduced pension under the respective plan, reflecting current credited service, current five-year average compensation, and current statutory benefit and pay limits as applicable. Certain assumptions were used to determine the lump-sum values and are outlined below. These assumptions are consistent with those used for financial statement purposes under FAS 87, except that the named executive officer is assumed to continue to be employed until the assumed retirement age (i.e., there will be no assumed termination for any reason, including death or disability). The assumptions are as follows: (i) the FAS 87 measurement date is September 30, 2006, (ii) it is assumed that 65% of participants will elect a lump sum payment and 35% will elect an annuity under the Pension Plan and the Supplemental Plan, and that Mr. Verrecchia and Mr. Hargreaves will elect an annuity for any benefits provided under the Post-Employment Agreement and Expatriate Plan, respectively, (iii) the discount rate is assumed to be 5.75%, (iv) the lump sum interest rate is assumed to be 5.50%, (v) for mortality (post-commencement) the RP-2000 mortality tables are used with separate rates for males and females for benefits paid as annuities and the IRS table promulgated in Revenue Ruling 2001-62 for benefits paid as lump sums, (vi) the earliest unreduced retirement age is age 65 for the plans prior to the January 1, 2000 amendment, and age 55 for the plans following such amendment and (vii) all values are estimates only; actual benefits will be based on data, pay and service at the time of retirement. Mr. Verrecchia is currently eligible for an unreduced retirement benefit.

(b)	Mr. Gardner, who is based in the U.K., is not eligible to participate in the Pension Plan which is maintained for U.S. employees, nor is he eligible to participate in the 401(k) Plan or the Supplemental Plan. However, the Company does maintain the Hasbro Group Plan for its employees in the U.K. The Hasbro Group Plan is a defined contribution plan pursuant to which both the Company and the employee make contributions.

Description of Pension Plans

The Company sponsors the Hasbro, Inc. Pension Plan (the “Pension Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”) for its U.S. employees. The Pension Plan provides funded, tax-qualified benefits subject to the limits on compensation and benefits applicable under the Internal Revenue Code. All of the named executive officers, except Mr. Gardner, participate in the Pension and Supplemental Plan. Mr. Verrecchia is also eligible for an additional non-qualified retirement benefit under his Post-Employment Agreement (the “Post-Employment Agreement”), which is described in detail in the Employment Agreements section of this proxy statement. As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). The U.K. Plan was closed in 1994 and the accrued benefits under the U.K. Plan were transferred to Legal and General. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to an annuity benefit from Legal and General relating back to the closed U.K. Plan. The Pension Plan, Supplemental Plan, Post-Employment Agreement, former U.K. Plan annuity benefit and Expatriate Plan are described in more detail below.

The Company does not have a policy of granting any additional years of benefit service beyond the definition of benefit service within the plans identified above. A year of benefit service is earned for each year in which an employee completes at least 1000 hours of service for the Company.

The Company maintains the Hasbro Group Personal Pension Plan (the “Hasbro Group Plan”) for its employees in the U.K. Mr. Gardner participates in the Hasbro Group Plan. The Hasbro Group Plan is a defined contribution plan pursuant to which both the Company and the employee make contributions to a plan administered by a third party. Participants in the Hasbro Group Plan choose their own investment options from those provided by the third party administrator. The Company contribution rate under the Hasbro Group Plan is 7.7% of an employee’s salary, provided that the employee makes a minimum contribution of 2.9% of salary. The value of the Company’s contributions to the Hasbro Group Plan, and the former Hasbro U.K. Pension Plan, which was also a defined contribution plan, on behalf of Mr. Gardner in 2006 is included in the “All Other Compensation” column of the Summary Compensation Table. An employee’s balance in the Hasbro Group Plan is fully vested.

Pension Plan

Effective January 1, 2000, the Company amended the Pension Plan as part of an overall redesign of its retirement programs. The January 1, 2000 amendments to the Pension Plan implemented a number of changes. Among the significant changes, the amendments to the Pension Plan provided for a lump sum benefit or an annual benefit, both determined primarily on the basis of average compensation and actual years of service (previously years of service in excess of 30 years were excluded). Another aspect of the amendments made the benefits under the Pension Plan portable after five years of service with the Company.

Until January 1, 2007, employees working for the Company at the time of the January 1, 2000 amendments received the greater of the benefit provided by the unamended plan and the benefit provided by the amended plan. For such employees retiring on or after January 1, 2007, to compute their benefits the Company determines what the employee’s benefits would have been under the Pension Plan, prior to the amendment, as of December 31, 2006. If the benefits under the Pension Plan, prior to the amendment, are higher than the benefits provided for such employee under the Pension Plan following the amendment, the employee’s pension benefits are computed by adding the benefits accrued under the unamended plan, as of December 31, 2006, to the benefits accrued under the plan, as amended, for periods of service after January 1, 2007. For employees joining the Company after January 1, 2000, benefits will only be computed with respect to the Pension Plan as amended. Mr. Goldner and Mr. Nagler were hired after January 1, 2000 and, therefore, are covered only by the amended Pension Plan.

Prior to the January 1, 2000 amendment the annual annuity under the Pension Plan was computed as follows: (I) (A) 50% of the person’s five-year average compensation was reduced by (B) X% of the lesser of (i) the person’s three-year average compensation and (ii) the person’s social security covered compensation, and (II) the resulting amount was then multiplied by the ratio of years of benefit service (not to exceed 30) over 30. For purposes of computing benefits in this formula X equals: (i) 22.5 if the social security retirement age is 65, (ii) 21.0 if the social security retirement age is 66 and (iii) 19.5 if the social security retirement age is 67.

If benefits commenced prior to age 65, (A) and (B) above were adjusted separately for early commencement as follows: (A) is reduced by 4% per year until age 50 and on an actuarially equivalent basis thereafter and (B) is reduced 5/9th of 1% for the first 60 months commencement precedes social security retirement age and 5/18th of 1% for the next 60 months. Thereafter, (B) is reduced on a actuarially equivalent basis. In all cases, X above equals 22.5% for early commencement of benefits.

Following the January 1, 2000 amendment annual annuity benefits under the Pension Plan are computed as follows: (I) (A) 2/3 of 1% of the person’s five-year average compensation is added to (B) 1/3 of 1% of the person’s five-year average compensation in excess of the social security taxable wage base and the resulting amount is multiplied by (II) the person’s years of benefit service. Under the amended plan, benefits commencing prior to age 55 are reduced 1/4th of 1% for each month commencement precedes age 55, with a maximum reduction of 75%.

For purposes of the computations set forth above under the Pension Plan, “five-year average compensation” equals the highest consecutive five years of compensation during the last ten years, while “three-year average compensation” equals the three most recent years during the same five-year period. Compensation includes salary, non-equity incentive plan payments and any additional cash bonus (in the year paid) as well as tax-qualified elective deferrals and excludes equity based compensation, sign-on or retention bonuses and other forms of non-cash compensation that may be taxable to the executive. Compensation is subject to the maximum limits imposed under the Code (which is $220,000 for 2006).

Participants may elect to receive benefits as a lump sum payment or one of the annuity forms of payment available under the Pension Plan. Because the plan provides for a lump sum payment, benefits may commence at any age after termination, once vested (generally after five years of benefit service). For early commencement, the comparison of benefits under the amended and unamended formulae is determined based on the reduced benefit under each formula at the commencement age.

Supplemental Plan(Pension)

The Supplemental Plan provides benefits determined under the same benefit formula as the Pension Plan, but without regard to the compensation and benefit limits imposed by the Code. For determination of Supplemental Plan benefits, compensation deferred into the Non-qualified Deferred Compensation Plan is included in the year of deferral. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan. The Supplemental Plan benefits are not tax-qualified and are unfunded.

Post-Employment Agreement With Mr. Verrecchia

Unless Mr. Verrecchia’s employment is terminated by the Company for Cause (as defined in the Post-Employment Agreement), Mr. Verrecchia shall receive annuity payments in monthly installments following the termination of his employment for the remainder of his life in an annual amount equal to 1.5% of his five-year average compensation multiplied by Mr. Verrecchia’s years of service with the Company, but not to exceed 60% of his five-year average compensation. This enhanced retirement benefit is reduced by the pension benefits provided to Mr. Verrecchia by the Pension Plan and Supplemental Plan. If Mr. Verrecchia’s employment terminates due to his death, his spouse is entitled to the actuarial equivalent of the enhanced retirement benefits described above. The benefit under his agreement may also be paid as a lump sum or other annuity forms of payment available under the Supplemental Plan. Mr. Verrecchia is currently eligible for an unreduced retirement benefit under his Post-Employment Agreement.

U.K. Employee Benefits Plan

As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). The U.K. Plan was closed in 1994 and an annuity was purchased from Legal and General to provide the accrued benefits under the U.K. Plan. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to the annuity benefit from Legal and General relating back to the closed U.K. Plan. The annual single straight-life annuity benefit earned by Mr. Hargreaves under the U.K. Plan as of the date his participation in the U.K. Plan ceased was 9,617 British pounds. This annuity amount is adjusted each year for inflation.

Expatriate Plan

Mr. Hargreaves is entitled to a defined benefit from the Hasbro International Expatriate Plan (the “Expatriate Plan”) which considers his services while in the U.K. For benefit service prior to 2006, the single straight-life annuity benefit under the Expatriate Plan was determined as follows: (I) (A) 2% of five-year average compensation minus 1.667% of the estimated social security benefit multiplied by (B) years of benefit service to a maximum of 30 years, with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan, (iii) Supplemental Plan (pension benefits), (iv) the annuity equivalent of benefits attributable to the prior qualified and nonqualified plans, such as the Profit Sharing Plans and, for periods after 1999, (v) the 401(k) Plan. For benefit service after 2006, benefit accruals under the Expatriate Plan are calculated based on the amended Pension Plan and Supplemental Plan provisions described previously. As a minimum, the Expatriate Plan provides a benefit based on the amended Pension and Supplemental Plan provisions counting all years of benefit service, including employment in the UK, with such benefits being reduced by (i), (ii) and (iii) above. Commencement of benefits prior to normal retirement at age 65 and other payment options will reduce benefits under the Expatriate Plan.

The following table provides information with respect to fiscal 2006 for each of the named executive officers regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

	Non-Qualified Deferred Compensation
	Executive
	Contribution in	Registrant	Aggregate	Aggregate
	Last Fiscal	Contributions in	Earnings in Last	Withdrawals/		Aggregate Balance at
	Year	Last Fiscal Year	Fiscal Year	Distributions		Last Fiscal Year End
Name	($)(a)	($)(a)	($)	($)		($)(b)

Alfred J. Verrecchia	$23,671	$136,800	$281,302	$—		$3,034,423
Brian Goldner	$—	$88,390	$74,680	$111,214	(c)	$778,282
David D.R. Hargreaves	$194,746	$37,454	$325,666	$—		$2,707,405
Barry Nagler	$—	$33,300	$8,568	$—		$223,022
Simon Gardner(d)	—	—	—	$—		$—

(a)	Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2006 but credited to the account during 2007, as well as executive contributions on amounts earned during 2006, but paid in 2007, are included in the table above.

(b)	Includes registrant and executive contributions on amounts earned during 2006 but credited during 2007. In addition to the amounts contributed for 2006, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Verrecchia has been a named executive officer since the Non-qualified

Deferred Compensation Plan has been in place, and Mr. Goldner and Mr. Hargreaves have had their compensation for fiscal 2000 forward reported as named executive officers in the Company’s previous proxy statements).

Alfred J. Verrecchia	$1,691,688
Brian Goldner	$550,650
David D.R. Hargreaves	$1,166,556

(c)	Based on a one-time election, Mr. Goldner elected to receive distribution of the vested portion of his 2004 deferred bonus and related earnings.

(d)	Mr. Gardner does not participate in the Company’s Non-qualified Deferred Compensation Plan.

* * * *

Amounts included in the “Non-qualified Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan (401(k))

Each of the named executive officers, except Simon Gardner, participates in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Investment earnings are credited to the individual account based on the return on one-year treasury bills. Contributions are fully vested at all times, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

Non-qualified Deferred Compensation Plan

The Company’s Non-qualified Deferred Compensation Program is available to all of the Company’s employees who are in band 40 (director level) or above, including the named executive officers. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of hypothetical investments below. The allocation of hypothetical investments may be changed as often as daily, with the exception of the Company Stock Fund. Selection of the Company Stock Fund is made once per year and becomes effective the following January. Rates of return earned by the named executive officers are the same as the rates of return earned by other participants selecting the same investment choices and are set forth in the table below for fiscal 2006. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the United States Securities and Exchange Commission.

	Rate of		Rate of
	Return		Return
Investment	for 2006	Investment	for 2006

Money Market	4.87%	Growth I	6.85%
Income	4.20%	Growth II	11.72%
Growth & Income	20.19%	International	21.81%
Index 500	15.73%	Hasbro Phantom Stock	Approximates the rate of return on the Company’s common stock

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

Potential Payments Upon Termination or Change in Control; Employment Agreements

The following tables provide information as to the value of incremental payments and other benefits that would have been received by the named executive officers upon a termination of their employment with the Company due to various types of situations, or upon a change in control of the Company, assuming such termination and/or change in control had taken place on December 29, 2006 (the last business day of the Company’s 2006 fiscal year). The benefits reflect the closing price of the Company’s Common Stock of $27.25 on December 29, 2006, where appropriate, except that in the case of a Change in Control, the benefits reflect a price of $27.69 per share (which was the highest price during the sixty days prior to December 29, 2006, as computed in accordance with the Company’s equity compensation plans). Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, the named executive officers are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this proxy statement, as well as benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination. In addition, the named executive officers are eligible to participate in the Company’s post-retirement medical program, which is available to all salaried employees and provides post-retirement life insurance and access to health coverage funded by the retiree at the same rates as an active employee.

Alfred J. Verrecchia

					Involuntary
				Involuntary	Without
				w/out	Cause or for
				Cause /	Good
	Mutual			Voluntary	Reason(w/
	Voluntary	Involuntary		for Good Reason	Change in
	Resignation	for Cause		(a)	Control)(b)	Disability		Death		Retirement

Cash Severance
Base Salary	$1,500,000	$0		$2,750,000	$2,684,895	$1,500,000		$0		$0
Bonus	$1,950,000	$0		$3,575,000	$3,900,000	$1,950,000		$0		$0
Target Bonus for 2006	$0	$0		$0	$1,300,000	$0		$0		N/A

Total Cash Severance	$3,450,000	$0		$6,325,000	$7,884,895	$3,450,000		$0		$0
Benefits & Perquisites
Pension(c)	$1,742,333	$0	(d)	$1,742,333	$4,929,133	$1,742,333		$67,086		$1,742,333
Health and Welfare Benefits	$21,218	$0		$38,899	$42,435	$21,218		$0		$0
Outplacement	$0	$0		$0	$0	$0		$0		$0

Total Benefits & Perquisites	$1,763,551	$0		$1,781,232	$4,971,568	$1,763,551		$67,086		$1,742,333
280G Tax Gross-Up(b)	N/A	N/A		N/A	$8,180,498	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$6,955,326	$6,590,047		$6,590,047		$0
Value of Accelerated Performance Shares	$0	$0		$0	$3,057,973	$591,955	(e)	$591,955	(e)	$591,955	(e)

Total Value of Accelerated Equity Grants	$0	$0		$0	$10,013,299	$7,182,002		$7,182,002		$591,955
Total Value: Incremental Benefits	$5,213,551	$0		$8,106,232	$31,050,260	$12,395,553		$7,249,088		$2,334,288

(a)	As of December 29, 2006, Mr. Verrecchia was eligible for 33 months of severance benefits under the terms of his post-employment agreement in the event of a termination without cause or for good reason.

(b)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(c)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan and include a 5% interest rate, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(d)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Verrecchia’s post-employment agreement, including both pension and deferred compensation, are subject to forfeiture.

(e)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 29, 2006.

Brian Goldner

					Involuntary
				Involuntary	Without
				w/out	Cause or for
				Cause /	Good Reason
	Voluntary	Involuntary		Voluntary	(w/ Change in
	Resignation	for Cause		for Good Reason	Control)(a)	Disability		Death		Retirement

Cash Severance
Base Salary	$0	$0		$1,600,000	$1,832,665	$0		$0		N/A
Bonus	$0	$0		$1,360,000	$2,040,000	$0		$0		N/A
Target Bonus for 2006	$0	$0		$0	$680,000	$0		$0		N/A

Total Cash Severance	$0	$0		$2,960,000	$4,552,665	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$93,712	$0	(c)	$93,712	$1,150,102	$93,712		$0		N/A
Deferred Compensation(d)	$0	$0	(c)	$118,228	$118,228	$118,228		$118,228		N/A
Health and Welfare Benefits	$0	$0		$29,154	$43,731	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	$0		$0		N/A

Total Benefits & Perquisites	$93,712	$0		$258,094	$1,329,061	$211,940		$118,228		N/A
280G Tax Gross-Up	N/A	N/A		N/A	$3,788,166	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$2,767,155	$2,919,573	$2,767,155		$2,767,155		N/A
Value of Accelerated Restricted Stock	$0	$0		$545,000	$553,800	$545,000		$545,000		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$1,223,206	$236,785	(e)	$236,785	(e)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$3,312,155	$4,696,579	$3,548,940		$3,548,940		N/A
Total Value: Incremental Benefits	$93,712	$0		$6,530,249	$14,366,471	$3,760,880		$3,667,168		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan and include a 5% interest rate, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Goldner’s employment agreement, including both pension and deferred compensation, are subject to forfeiture.

(d)	If Mr. Goldner terminates for reasons other than Voluntary Resignation or Involuntary for Cause, he will receive his deferred bonus with investment experience which was scheduled to vest on March 12, 2007.

(e)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 29, 2006.

David D.R. Hargreaves

					Involuntary
					Without
					Cause or for
				Involuntary	Good Reason
	Voluntary	Involuntary		Without	(w/ Change in
	Resignation	for Cause		Cause	Control)(a)	Disability		Death		Retirement

Cash Severance
Base Salary	$0	$0		$500,000	$1,325,261	$0		$0		N/A
Bonus	$0	$0		$0	$965,100	$0		$0		N/A
Target Bonus for 2006	$0	$0		$0	$300,000	$0		$0		N/A

Total Cash Severance	$0	$0		$500,000	$2,590,361	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$389,059	$0	(c)	$389,059	$1,409,901	$389,059		$0		N/A
Health and Welfare Benefits	$0	$0		$14,687	$44,061	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$389,059	$0		$420,746	$1,470,962	$389,059		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A	$2,355,640	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$1,635,243	$1,549,429		$1,549,429		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$573,377	$110,993	(d)	$110,993	(d)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$2,208,620	$1,660,422		$1,660,422		N/A
Total Value: Incremental Benefits	$389,059	$0		$920,746	$8,625,583	$2,049,481		$1,660,422		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan and include a 5% interest rate, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Hargreaves’ change in control agreement, including both pension and deferred compensation, are subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 29, 2006.

Barry Nagler

					Involuntary
					Without
					Cause or for
				Involuntary	Good Reason
	Voluntary	Involuntary		Without	(w/ Change in
	Resignation	for Cause		Cause	Control)(a)	Disability		Death		Retirement

Cash Severance
Base Salary	$0	$0		$475,000	$1,332,846	$0		$0		N/A
Bonus	$0	$0		$0	$897,000	$0		$0		N/A
Target Bonus for 2006	$0	$0		$0	$285,000	$0		$0		N/A

Total Cash Severance	$0	$0		$475,000	$2,514,846	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$36,515	$0	(c)	$36,515	$492,220	$36,515		$0		N/A
Health and Welfare Benefits	$0	$0		$14,670	$44,010	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$36,515	$0		$68,185	$553,230	$36,515		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A	$1,628,870	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$1,585,636	$1,502,427		$1,502,427		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$544,690	$105,440	(d)	$105,440	(d)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$2,130,326	$1,607,867		$1,607,867		N/A
Total Value: Incremental Benefits	$36,515	$0		$543,185	$6,827,272	$1,644,382		$1,607,867		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan and include a 5% interest rate, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Nagler’s change in control agreement, including both pension and deferred compensation, are subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 29, 2006.

Simon Gardner

				Involuntary
				Without
				Cause or for
			Involuntary	Good Reason
	Voluntary	Involuntary	Without	(w/ Change in
	Resignation	for Cause	Cause	Control)(b)	Disability	Death	Retirement

Cash Severance(a)
Base Salary	$0	$0	$524,400	$1,573,200	$0	$0	N/A
Bonus	$0	$0	$0	$943,920	$0	$0	N/A
Target Bonus for 2006	$0	$0	$0	$314,640	$0	$0	N/A

Total Cash Severance	$0	$0	$524,400	$2,831,760	$0	$0	N/A
Benefits & Perquisites
Pension	$0	$0	$0	$0	$0	$0	N/A
Health and Welfare Benefits(a)	$0	$0	$0	$32,676	$0	$0	N/A
Outplacement	$0	$0	$17,000	$17,000	N/A	N/A	N/A

Total Benefits & Perquisites	$0	$0	$17,000	$49,676	$0	$0	N/A
280G Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0	$0	$880,566	$832,167	$832,167	N/A
Value of Accelerated Performance Shares	$0	$0	$0	$0	$0	$0	N/A

Total Value of Accelerated Equity Grants	$0	$0	$0	$880,566	$832,167	$832,167	N/A
Total Value: Incremental Benefits	$0	$0	$541,400	$3,762,002	$832,167	$832,167	N/A

(a)	Amounts will be payable in British Pound Sterling. Conversion to $US reflects a conversion rate of $1.84 per British Pound

(b)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive. Mr. Gardner, as a U.K. citizen, is not subject to Section 4999 of the Code.

Agreements and Arrangements Providing Post-Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefit Plan

•	Change of Control Agreements

•	Post-Employment Agreement with Alfred Verrecchia

•	Employment Agreement with Brian Goldner

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have outstanding equity awards, in the form of stock options, restricted stock grants, deferred restricted stock units and/or contingent stock performance awards, under a number of equity incentive plans, including the Company’s 1995 Stock Incentive Performance Plan, 1997 Employee Non-qualified Stock Plan and 2003 Stock Incentive Performance Plan.

Unless modified by the individual equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and contingent stock performance awards) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

Upon a change in control, whether or not an executive officer’s employment is terminated, all of such officer’s options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in a lump sum in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

Shares of restricted stock, deferred restricted stock units and the target number of shares subject to contingent stock performance awards will become immediately vested upon a change in control and settled in a similar manner as stock options, described above, except that there is no exercise price for restricted stock, deferred stock units or performance shares, so the value received will be the product of the number of shares multiplied by the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control.

For purposes of the Company’s equity incentive plans, “Change of Control” bears the same definition as described in the Change of Control Agreements, which are described below.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) all restricted and deferred stock awards immediately vest and (iii) outstanding contingent stock performance awards remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to officer’s termination due to disability and such pro-rated number of shares is paid to the officer.

Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then for such officer’s outstanding equity awards (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) all restricted stock and deferred stock unit awards immediately vest and (iii) outstanding contingent stock performance awards are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement, (ii) if the retirement qualifies as early retirement under the equity plans, the Compensation Committee has discretion whether or not to accelerate the vesting of unvested stock options, restricted stock and deferred stock units (the preceding tables assume the Compensation Committee does not exercise its discretion to vest additional shares) and (iii) if it qualifies as normal retirement or early retirement, unearned performance share awards remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment by an executive officer, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of from three (in the case of stock options granted with an exercise price equal to fair market value on the date of grant) to six (in the case of stock options granted with an exercise price in excess of the fair market value on the date of grant) months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned contingent stock performance awards, are forfeited.

Hasbro Severance Benefit Plan

The Company’s Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause. The benefits shown for Mr. Hargreaves, Mr. Nagler and Mr. Gardner in the preceding tables assume that each officer signs an acceptable severance agreement and is thereby eligible for the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary for a period equal to the greater of 2 weeks for each complete year of service with the Company or one year, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these three executives. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment.

Change of Control Agreements.

Each of Alfred J. Verrecchia, Brian Goldner, David D.R. Hargreaves, Barry Nagler, Simon Gardner and Frank P. Bifulco, Jr. (President, North American Sales) are parties to change in control agreements, as amended (the “Change of Control Agreements”) with the Company. The Change of Control Agreements come into effect only upon a “Change of Control,” as defined therein, and continue for three years after such date (the “Employment Period”).

If, during the Employment Period, an executive’s employment with the Company is involuntarily terminated other than for “Cause,” the executive is entitled to the executive’s (a) average annual salary for the five years preceding the Change of Control (or such lesser number of actual years employed) plus (b) the greater of (x) the target bonus during the year of termination and (y) the average annual bonus for the five years preceding the Change of Control (or such lesser number of actual years employed), in each case multiplied by three (or multiplied by two if the special bonus described in the following sentence has already been paid). In addition, if the executive remains employed through the first anniversary of the Change in Control the executive will receive a special bonus equal to one year’s salary and bonus, computed using the five-year look back period described in the prior sentence.

If the executive’s employment is involuntarily terminated other than for “Cause” during the Employment Period, the executive would also be entitled to an amount equal to the shortfall between the actuarial benefit payable to the executive under the Company’s retirement plans as a result of the early termination and the amount the executive would have received if the executive had continued in the employ of the Company for the remainder of the Employment Period. In addition, the executive and the executive’s family would be entitled to the continuation of medical, welfare, life insurance, disability and other benefits for at least the remainder of the Employment Period. If the executive is subject to the payment of excise tax under Section 4999 of the Code, the Company will pay such executive an additional amount so as to place the executive in the same after-tax position such executive would have been in had such excise tax not applied.

In addition, the Change of Control Agreements permit an executive to terminate the executive’s employment for “Good Reason” at any time or for any reason during a 30-day period immediately following the first anniversary of the Change of Control and receive the above-described severance benefits. “Good Reason” includes diminution of the executive’s responsibilities or compensation, relocation or purported termination otherwise than as expressly permitted by the Change of Control Agreements. Under certain circumstances, certain payments by the Company pursuant to the Change of Control Agreements may not be deductible for federal income tax purposes pursuant to Section 280G of the Code.

A “Change of Control” is defined as the occurrence of certain events, including acquisition by a third party of 20% or more of the Company’s outstanding voting securities, a change in the majority of the Board, consummation of a reorganization, merger, consolidation, substantial asset sale involving, or shareholder approval of a liquidation or dissolution of, the Company subject, in each case, to certain exceptions. “Cause” is defined, for purposes of the Agreements, as demonstrably willful or deliberate violations of the executive’s responsibilities which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Company, which are unremedied after notice, or conviction of the executive of a felony involving moral turpitude.

Post-Employment Agreement with Alfred J. Verrecchia

The Company and Mr. Verrecchia entered into a Post-Employment Agreement, effective as of March 10, 2004 (the “Post-Employment Agreement”). Under the Post-Employment Agreement, if Mr. Verrecchia’s employment is terminated by the Company without “Cause” or by Mr. Verrecchia for “Good Reason”, then the Company shall pay Mr. Verrecchia severance pay of up to three years’ annual base salary and bonus, contingent on Mr. Verrecchia executing a severance and settlement agreement. If Mr. Verrecchia’s employment is terminated by the Company without Cause or by Mr. Verrecchia with Good Reason: (i) after September 1, 2006, but before March 1, 2008, Mr. Verrecchia is eligible to receive severance pay of monthly base salary and monthly bonus for the number of months which is equal to thirty-six (36) less the number of whole months for which Mr. Verrecchia is employed by the Company after September 1, 2006 and (ii) after March 1, 2008, Mr. Verrecchia is eligible to receive severance pay of monthly base salary and monthly bonus for eighteen (18) months. If Mr. Verrecchia’s employment is terminated by the Company without Cause and at the time of such termination the Company has in place a severance plan of general applicability for which Mr. Verrecchia is eligible, Mr. Verrecchia will be entitled to the greater of the benefits offered under this general severance plan and those offered under the Post-Employment Agreement. Finally, if Mr. Verrecchia’s employment is terminated by mutual agreement of the Company and Mr. Verrecchia because of a family medical emergency or other reason beyond Mr. Verrecchia’s control which results in him being unable to work or because of a disability (as defined), then in each case Mr. Verrecchia is entitled to eighteen (18) months of monthly base salary and bonus.

For purposes of the Post-Employment Agreement, monthly base salary is equal to the annual base salary paid to Mr. Verrecchia for the fifty-two (52) weeks immediately preceding the week of his termination, divided by twelve (12). The monthly bonus shall equal the annual target bonus for Mr. Verrecchia for the year in which his employment is terminated, divided by twelve (12). Mr. Verrecchia is also entitled to continuation of medical, dental and certain other benefits during the period in which he is receiving severance pay under the Post-Employment Agreement. However, in the event of a Change in Control, the benefits payable under the Post-Employment Agreement are reduced by the amount of any benefits received by Mr. Verrecchia under the Change of Control Agreements described above.

The Post-Employment Agreement also provides Mr. Verrecchia with certain enhanced retirement benefits. Unless Mr. Verrecchia’s employment is terminated by the Company for Cause, he shall receive annuity payments in monthly installments following the termination of his employment for the remainder of his life in an annual amount equal to 1.5% of his final average pay (as defined in the Post-Employment Agreement) multiplied by Mr. Verrecchia’s years of service with the Company, but not to exceed 60% of final average pay. The enhanced retirement benefit is also reduced by the benefits provided to Mr. Verrecchia by the Pension Plan and Supplemental Benefit Plan. If Mr. Verrecchia’s employment terminates due to his death, his spouse is entitled to the actuarial equivalent of the enhanced retirement benefits described above.

For purposes of the Post-Employment Agreement “Good Reason” means a material demotion of Mr. Verrecchia or a material reduction in Mr. Verrecchia’s base salary or target bonus, unless such reduction is due to a generally applicable reduction in the compensation of the Company’s senior executives. “Cause” has the same definition as in the Change in Control Agreements described above.

The Post-Employment Agreement contains certain post-employment restrictions on Mr. Verrecchia, including an eighteen (18) month non-competition agreement and provisions protecting the Company’s confidential information.

Employment Agreement with Brian Goldner

On January 20, 2006, the Company entered into an Employment Agreement (the “Employment Agreement”) with Brian Goldner, the Company’s then newly-appointed Chief Operating Officer. Under the Employment Agreement, Mr. Goldner agreed to serve as the Company’s Chief Operating Officer, reporting to the Company’s President and Chief Executive Officer. The Employment Agreement has an initial three-year term expiring January 19, 2009. Thereafter the Employment Agreement is automatically extended for additional one-year terms unless either the Company or Mr. Goldner provide notice of the intent not to renew at least 180 days prior to the expiration of the then current term.

Under the Employment Agreement, for that portion of 2006 occurring after the date of the Employment Agreement, Mr. Goldner was entitled to receive an annualized base salary of $800,000 and be eligible to receive a management incentive plan bonus based on a target of eighty-five percent (85%) of his earned base salary. Beginning in 2007 and thereafter, the Employment Agreement provides that Mr. Goldner’s base salary and target bonus will be reviewed in accordance with the Company’s compensation policies for senior executives and will be adjusted to the extent, if any, deemed appropriate by the Compensation Committee of the Company’s Board.

Pursuant to the Employment Agreement, Mr. Goldner was granted 20,000 shares of restricted stock on January 20, 2006. These shares will vest in one installment on January 20, 2009, provided that Mr. Goldner remains employed with the Company through that date. The shares are subject to earlier vesting in certain situations, such as a change in control of the Company or upon the death of Mr. Goldner.

The Employment Agreement provides that Mr. Goldner will participate in the Company’s long-term incentive program in the same manner as other senior executives, provided that his target award shall be second only to that of the Chief Executive Officer. Mr. Goldner will also participate in the Company’s other benefit programs under the terms which are extended to senior executives.

In the event that Mr. Goldner’s employment is terminated: (A) by the Company for “Cause”, or at his election for other than “Good Reason”, the Company will pay Mr. Goldner the compensation and benefits otherwise payable to him through the last day of his actual employment; (B) due to Mr. Goldner’s death or Disability (as defined in the Employment Agreement) the Company will pay to Mr. Goldner or his estate the compensation which would otherwise have been payable to him up to the end of the month in which the termination occurs and (C) by the Company without Cause, or by Mr. Goldner for Good Reason, and provided that Mr. Goldner complies with the terms of the Company’s severance policy, then Mr. Goldner will be entitled to severance benefits for two years pursuant to the Company’s severance plan, payment of a target bonus for each of the two fiscal years following the year of termination and all of his unvested stock options and restricted stock will fully vest. The Company’s severance plan includes the payment of base salary and continuation of benefits during the severance period. If Mr. Goldner begins permissible alternate employment during the severance period and notifies the Company of such employment, he will receive in a lump sum 50% of any remaining salary payments due as severance under the Employment Agreement.

For purposes of the Employment Agreement “Cause” shall be deemed to exist upon (a) Mr. Goldner’s material failure to perform: (i) Mr. Goldner’s assigned duties for the Company; or (ii) Mr. Goldner’s obligations under the Employment Agreement; (b) conduct of Mr. Goldner involving fraud, gross negligence or willful misconduct or other action which damages the reputation of the Company; (c) Mr. Goldner’s indictment for or conviction of, or the entry of a pleading of guilty or nolo contendere by Mr. Goldner to, any crime involving moral turpitude or any felony; (d) Mr. Goldner’s fraud, embezzlement or other intentional misappropriation from the Company; or

(e) Mr. Goldner’s material breach of any material policies, rules or regulations of employment which may be adopted or amended from time to time by the Company. “Good Reason” means: (a) a material reduction in Mr. Goldner’s base salary or target bonus, without his consent, unless such reduction is due to a generally applicable reduction in the compensation of senior executives, or (b) an organizational change in which Mr. Goldner no longer reports directly to Alfred J. Verrecchia as Chief Executive Officer.

The Employment Agreement contains certain post-employment restrictions on Mr. Goldner, including a two-year non-competition agreement. The Agreement does not modify Mr. Goldner’s existing Change in Control Agreement with the Company, dated March 18, 2000. In the event of a Change in Control (as defined in the Change in Control Agreement) the benefits payable pursuant to the Employment Agreement will be reduced by any severance benefits payable under the Change in Control Agreement.

Transition Agreement with Simon Gardner

Hasbro International, Inc., which is a wholly-owned subsidiary of the Company, entered into a Transition Agreement, dated March 13, 2007 (the “Transition Agreement”) with Simon Gardner, President of Hasbro Europe.

Pursuant to the Agreement, Mr. Gardner continued to work in his current role on a full-time basis until March 31, 2007. From April 1, 2007 through November 30, 2007 (the “Leave Period”) Mr. Gardner will be on U.K. garden leave. During this period, Mr. Gardner will answer any requests for information from the Company and will make himself available to, and cooperate fully with, the Company in any proceedings for which the Company needs his assistance, but Mr. Gardner will not be under an obligation to provide any other services to the Company. The Company will continue to pay Mr. Gardner his salary and provide him with applicable employee benefits during the Leave Period, provided that Mr. Gardner will not receive any further equity awards and will not be eligible for any bonus for fiscal 2007.

Within thirty (30) days of November 30, 2007 (the “Termination Date”) the Company will pay Mr. Gardner 26,414 British pounds (the “Termination Payment”) in compensation for the termination of Mr. Gardner’s employment. Following the Termination Date and payment of the Termination Payment, Mr. Gardner will not be entitled to any further benefits or payments from the Company except for Mr. Gardner’s then existing defined contribution benefits.

The Agreement provides that Mr. Gardner will continue to keep the Company’s confidential information secret and will not use it for his own or anyone else’s benefit both before and after the Termination Date. Mr. Gardner also undertook, in consideration of a payment of 1,000 British pounds, not to compete, directly or indirectly, with the Company for a period ending on December 31, 2007.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board as of the 2006 fiscal year end were Jack M. Connors, Jr. (Chair), Frank J. Biondi, Jr. and E. Gordon Gee. None of the members of the Compensation Committee during fiscal 2006 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Compensation Committee during fiscal 2006.

COMPENSATION OF DIRECTORS

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2006. Mr. Verrecchia, the Company’s President and Chief Executive Officer, also serves on the Company’s Board. However, Mr. Verrecchia does not receive any compensation for his Board service beyond the compensation he receives as an executive officer of the Company.

Director Compensation

						Change in
						Pension
						Value and
	Fees					Non-Qualified
	Earned or				Non-Equity	Deferred
	Paid in	Stock	Option		Incentive Plan	Compensation	All Other
	Cash	Awards	Awards		Compensation	Earnings	Compensation	Total
Name	($)(a)	($)(b)	($)(b)		($)	($)(c)	($)	($)

Basil L. Anderson	$95,071	$213,646	$47,256		N/A	N/A	N/A	$355,973
Alan R. Batkin	$60,509	$389,168	$0		N/A	$11,590	N/A	$461,267
Frank J. Biondi, Jr.	$66,009	$126,421	$44,200		N/A	N/A	N/A	$236,630
John M. Connors, Jr.	$70,534	$165,742	$34,023		N/A	N/A	N/A	$270,299
Michael W.O. Garrett	$67,009	$127,182	$18,233		N/A	N/A	N/A	$212,424
E. Gordon Gee	$61,509	$162,466	$30,450		N/A	N/A	N/A	$254,425
Jack M. Greenberg	$83,034	$155,194	$30,744		N/A	N/A	N/A	$268,972
Alan G. Hassenfeld	$301,509	$89,991	$1,034,141	(d)	N/A	N/A	N/A	$1,425,641
Claudine B. Malone(e)	$73,009	$116,838	$1,664		N/A	$38,308	N/A	$229,819
Edward M. Philip	$84,009	$213,426	$40,683		N/A	N/A	N/A	$338,118
Eli J. Segal(f)	$26,250	$6,588	$53,606		N/A	N/A	N/A	$86,444
Paula Stern	$60,009	$175,869	$44,200		N/A	N/A	N/A	$280,078

(a)	Includes amounts which are deferred by directors into either the stock unit account or the interest account under the Deferred Compensation Plan for Non-Employee Directors.

(b)	Please see note 10 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2006, for a detailed discussion of the assumptions used in valuing stock and option awards. The following quarter end stock prices were used for purposes of valuing directors’ balances in stock unit accounts under the Deferred Plan in fiscal 2006: Q1, $21.00, Q2 $18.11, Q3 $22.75 and Q4 $27.25.

In addition to reflecting the accounting expense recognized by the Company for stock awards made to the directors (this expense for the director stock award in 2006 was $89,991 per director), the stock awards column also includes, to the extent applicable, the (i) 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”) on all amounts deferred by such director into the Company’s stock unit account under the Deferred Plan, (ii) deemed dividends which are paid on outstanding balances in stock unit accounts under the Deferred Plan and (iii) the variable accounting expense which the Company recognizes with respect to the changes in value of outstanding stock unit account balances held by the directors under the Deferred Plan. For directors who have significant accumulated balances in their stock unit accounts under the Deferred Plan, the increase in the value of such accounts in a year, such as 2006, in which the Company’s stock price appreciated significantly, can result in a significantly larger stock expense for the Company, which is in turn reflected in a significantly higher value in the “Stock Awards” column above.

No options were granted to any of the outside directors in 2006. The amounts reflected in the option awards column represent expense associated with previous option grants made to these directors. For Mr. Hassenfeld this expense relates to options which were granted to him when he served as a full-time employee and executive officer of the Company. Mr. Hassenfeld retired as an employee of the Company effective on December 31, 2005.

(c)	The amounts reflected in this column consist entirely of the change in pension value during fiscal 2006 for the two directors. As is discussed in more detail in the following pages, in 2003 the Company eliminated its director pension plan on a go forward basis, such that directors joining the board after that time would not be eligible to participate in the pension plan. However, directors serving on the Board at the time that the pension plan was eliminated were given the ability to (i) either continue to accrue benefits under the director pension plan or instead to elect, effective as of specified dates ranging from May 1, 2003 through May 1, 2006, to start receiving stock options under the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Option Plan”) and (ii) to the extent that a director opted into participation in the 2003 Director Option Plan, to have their accumulated benefits under the pension plan converted into stock units under the Deferred Compensation Plan for Non-employee directors (the “Deferred Plan”). With the exception of Mr. Batkin and Ms. Malone, all of the Company’s current directors opted into the 2003 Director Option Plan in 2003 and elected to convert their balance in the director pension plan into deferred stock units under the Deferred Plan. As such, other than Mr. Batkin and Ms. Malone, no current directors will receive any pension benefits and none of these directors accrued any such benefits during 2006.

Mr. Batkin continued to accrue further benefits under the director pension plan through May 1, 2006. As of that date Mr. Batkin’s benefits under the director pension plan were fixed and will not continue to increase. Ms. Malone will continue to accrue benefits under the director pension plan for the remainder of the time she serves on the Company’s board of directors.

This column does not include interest earned on balances held in directors’ interest accounts under the Deferred Plan. Such interest is paid at the five-year treasury bill rate.

(d)	This amount relates to options which were granted to Mr. Hassenfeld prior to his retirement as a full-time employee of the Company. These options, to the extent unvested, continue to vest during Mr. Hassenfeld’s service on the Board.

(e)	Ms. Malone previously served on the Board from 1992 to 1999 and accrued a pension benefit in accordance with that prior service, which is currently being paid to her. Ms. Malone was paid $6,542 in 2006 under this benefit.

(f)	Mr. Segal passed away in February of 2006.

(g)	The non-employee directors held the following outstanding stock and option awards as of December 29, 2006

	Outstanding	Outstanding
Name	Option Awards	Stock Awards

Basil L. Anderson	29,250	4,769
Alan R. Batkin	0	4,769
Frank J. Biondi, Jr.	29,250	4,769
John M. Connors, Jr.	18,000	4,769
Michael W.O. Garrett	12,000	4,769
E. Gordon Gee	29,250	4,769
Jack M. Greenberg	18,000	4,769
Alan G. Hassenfeld	1,694,769	4,769
Claudine B. Malone	0	4,769
Edward M. Philip	29,250	4,769
Paula Stern	29,250	4,769

Current Director Compensation Arrangements

With the exception of Mr. Hassenfeld, whose Chairmanship Agreement is described later in this proxy statement, all members of the Board who are not otherwise employed by the Company (“non-employee directors”) receive a retainer of $55,000 per year. The Chairs of the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating, Governance and Social Responsibility Committee each receive an additional retainer of $10,000 per year for their service as Chairs of these committees. The Company’s Presiding Director currently receives an additional retainer of $25,000 per year for serving in that role.

No meeting fees are paid for attendance at meetings of the full Board. However, non-employee directors receive a fee of $1,500 for each committee meeting attended in person, and $1,000 for telephonic participation in committee meetings. Action by written consent is not considered attendance at a committee meeting for purposes of fees to directors.

Beginning in 2006, the Company shifted to stock awards, instead of stock options, to provide equity compensation to its non-employee directors. As part of the implementation of this policy, the Company terminated the 2003 Stock Option Plan for Non-Employee Directors (which is described below) effective as of December 31, 2005. Under its new program, the Company anticipates issuing to each non-employee director, in May of every year (beginning with May of 2006), that number of shares of Common Stock which have a fair market value equal to $90,000 (based on the fair market value of the Common Stock on the date of grant). These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock which they hold, including shares which are obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $275,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $275,000, as long as they continue to hold at least $275,000 worth of Common Stock.

Pursuant to the Deferred Compensation Plan for Non-employee Directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death, total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan, whether in the stock unit account or the interest account, will be paid out in cash after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

Chairmanship Agreement with Alan G. Hassenfeld

Effective on August 30, 2005 the Company entered into a Chairmanship Agreement (the “Chairmanship Agreement”) with Alan G. Hassenfeld. The Chairmanship Agreement provided for Mr. Hassenfeld’s transition from an employee Chairman of the Board to a non-employee Chairman of the Board. Pursuant to the Chairmanship Agreement, Mr. Hassenfeld continued to serve as an employee Chairman of the Company until December 31, 2005 (the “Transition Date”).

On the Transition Date, Mr. Hassenfeld ceased to be an employee of the Company and his employee salary, bonus and other employee benefits ceased as well, provided that Mr. Hassenfeld retained all of his vested retirement benefits provided under the Company’s retirement plans, as well as all other retirement benefits generally made available to retired employees under other plans and programs of the Company. Following the Transition Date, Mr. Hassenfeld serves as the non-employee Chairman of the Board for an initial three-year term beginning January 1, 2006 and ending on December 31, 2008 (the “Chairmanship Period”). Thereafter, Mr. Hassenfeld’s Chairmanship Agreement is subject to renewal for additional one-year periods unless he or the Board provide notice of the intent not to renew at least six months prior to the end of the then current term. Mr. Hassenfeld’s continued

service as the non-employee Chairman of the Board will be contingent upon his annual reelection to the Board by the Company’s shareholders.

The Chairmanship Agreement provides that during the Chairmanship Period, Mr. Hassenfeld shall provide leadership to the Board by, among other things, working with the Chief Executive Officer, the Presiding Director and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its Committees, help promote Board succession planning and the recruitment and orientation of new directors, address issues of director performance, assist in consideration and Board adoption of the Company’s strategic plan and annual operating plans, and help promote senior management succession planning. In addition, the Chairman will assist the Company’s Chief Executive Officer by advising on Board-related issues, helping to develop programs and actions to reinforce Hasbro’s core values, providing leadership in the development of the Company’s corporate social responsibility strategy, acting as a Company spokesperson on issues of corporate social responsibility, and representing the Company at industry conferences, as appropriate.

Mr. Hassenfeld receives a retainer during the Chairmanship Period of $300,000 per year (the “Chairmanship Retainer”) and is eligible to receive Board meeting fees, equity grants and such other benefits (excluding the general non-employee Board retainer, which Mr. Hassenfeld does not receive) as may be provided from time to time to the other non-employee members of the Company’s Board. During the Chairmanship Period, Mr. Hassenfeld is also entitled to an office, support services and expense reimbursement pursuant to an agreed budget.

As of the Transition Date, Mr. Hassenfeld became eligible to begin receiving a retirement pension benefit payable in regular monthly installments during his remaining lifetime. This annual pension benefit, payable in a single-life annuity, will be $814,500 a year until Mr. Hassenfeld reaches the age of 65. Thereafter, the annual pension benefit will be $796,800. These pension benefit payments include all pension benefits previously accrued by Mr. Hassenfeld as an employee of the Company. In the event of Mr. Hassenfeld’s death, the pension benefits described in the preceding sentences would be payable in an actuarially equivalent joint and survivor form to Mr. Hassenfeld’s spouse. In addition, by virtue of his ongoing service as Chairman of the Board, Mr. Hassenfeld’s outstanding stock options will continue to vest, in accordance with their terms, during the time that Mr. Hassenfeld serves as a non-employee Chairman.

In the event that Mr. Hassenfeld’s service as a non-employee Chairman ends due to his resignation, death, disability, or failure to be reelected to the Board by the Company’s shareholders, or in the event that the Company terminates Mr. Hassenfeld’s service as Chairman for Cause (as defined in the Chairmanship Agreement), Mr. Hassenfeld’s compensation as a non-employee Chairman, including the Chairmanship Retainer and any additional compensation provided to non-employee directors, would cease immediately. If Mr. Hassenfeld’s service as Chairman is terminated by Hasbro without Cause during the Chairmanship Period, Mr. Hassenfeld would be entitled to receive the Chairmanship Retainer payable for the remaining time of the Chairmanship Period. In the case of termination resulting from disability, failure to be reelected, or without Cause by Hasbro, Mr. Hassenfeld would continue to receive his retirement benefits described above as well.

The Chairmanship Agreement contains certain post-Chairmanship restrictions on Mr. Hassenfeld, including a two-year non-competition agreement and provisions protecting Hasbro’s confidential information.

Former Director Compensation Arrangements In Which Certain Directors Participate or Under Which Directors Previously Received Awards

Under the Hasbro, Inc. Retirement Plan for Directors (the “Retirement Plan”), which is unfunded, each non-employee director who was serving on the Board prior to May 13, 2003 (and who was not otherwise eligible for benefits under the Company’s Pension Plan), has attained the age of sixty-five and completed five years of service on the Board was entitled to receive, beginning at age seventy-two, an annual benefit equal to the annual retainer payable to directors during the year in which the director retires (which does not include the fees paid to directors for attendance at meetings). If a director retires on or after the director’s seventy-second birthday, the annual benefit continues for the life of the director. If a director retires between the ages of sixty-five and seventy-two, the number of annual payments will not exceed the retired director’s years of service. Upon a Change of Control, as defined in the Retirement Plan, participating directors and retired directors are entitled to lump-sum payments equal to the present value of their benefits under the Retirement Plan.

Directors appointed to the Board on or after May 14, 2003, the date that the Company’s shareholders approved the Company’s former 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) which is described below, were not eligible to participate in the Retirement Plan, and automatically participated in the 2003 Director Plan prior to its termination on December 31, 2005. The benefits of the 2003 Director Plan replaced the benefits of both the Retirement Plan and the 1994 Director Plan (described below). Non-employee directors who were serving on the Board prior to May 13, 2003, and thus were participating in the Retirement Plan, and who were not scheduled to retire at the end of their current term in office as of the time of approval by shareholders of the 2003 Director Plan, were given the opportunity to elect to participate in the 2003 Director Plan effective on either May 14, 2003, May 1, 2004, May 1, 2005 or May 1, 2006. Directors who were serving on the Board prior to May 13, 2003 and who did not elect to participate in 2003 Director Plan on one of these dates continued to participate in the Retirement Plan in accordance with its terms. Directors serving as of May 13, 2003 who elected to participate in the 2003 Director Plan stopped accruing further years of service under the Retirement Plan and did not have their benefits under the Retirement Plan adjusted for changes in the annual retainer following the effective date of their participation in the 2003 Director Plan.

Under the Company’s former Stock Option Plan for Non-employee Directors (the “1994 Director Plan”), approved by shareholders on May 11, 1994, each non-employee director then in office received on May 11, 1994 and each non-employee director who joined the Board after May 11, 1994 received upon becoming a director, a one-time grant of a non-qualified, nontransferable ten-year option to purchase 11,250 shares of Common Stock at 110% of the fair market value per share of Common Stock on the date of grant. The options became exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant, except that exercisability was to be accelerated upon a participant ceasing to be a member of the Board because of permanent disability, death, retirement at or after age seventy-two or after a Change of Control, as defined in the 1994 Director Plan. The 1994 Director Plan was cancelled effective upon the date of shareholder approval of the 2003 Director Plan and no further grants are being made under the 1994 Director Plan, provided, however, that options previously granted under the 1994 Director Plan continue in effect in accordance with their terms.

The Company’s 2003 Director Plan, which was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders (the “2003 Meeting”), replaced the benefits of the Retirement Plan and the 1994 Director Plan described in the immediately preceding paragraphs. The 2003 Director Plan was cancelled effective December 31, 2005 and no further grants are being made under the 2003 Director Plan, provided, however, that options previously granted under the 2003 Director Plan continue in effect in accordance with their terms. Under the 2003 Director Plan each non-employee director who was serving as a director immediately following the 2003 Meeting and whose effective date for participation in the 2003 Director Plan was May 14, 2003, received a one-time grant of a non-qualified, nontransferable ten-year option to purchase 6,000 shares of the Company’s Common Stock at the fair market value of the Common Stock on the date of grant (the “First Annual Options”). The First Annual Options become exercisable at a rate of 33 1/3% per year commencing on the May 1st next following the date of grant, except that exercisability will be accelerated upon a participant ceasing to be a member of the Board because of permanent disability, death, retirement at or after age seventy-two or after a Change of Control, as defined in the 2003 Director Plan. On each subsequent May 1st, all non-employee directors then serving on the Board, with certain exceptions, whose effective date for participation in the 2003 Director Plan was on or prior to such May 1st, received an additional option to purchase 6,000 shares of the Company’s Common Stock. These additional annual options otherwise have the same terms of the First Annual Options, except that the exercise price is based on the fair market value of the Common Stock on the date of grant of such additional annual options. Non-employee directors initially joining the Board after May 14, 2003 received, under the 2003 Director Plan, an initial option to purchase 12,000 shares of Common Stock upon their election to the Board (the “Initial Options”). The Initial Options had the same terms as annual options under the 2003 Director Plan except that they become exercisable at a rate of 20% per year commencing of the first anniversary of the date of grant.

PROPOSAL TO APPROVE AMENDMENTS TO THE
2003 STOCK INCENTIVE PERFORMANCE PLAN

(Proposal No. 2)

On February 8, 2007, the Company’s Board adopted, subject to shareholder approval, the Fifth Amendment to the 2003 Stock Incentive Performance Plan, which amendment is attached to this proxy statement as Appendix C. The Board further directed that the Fifth Amendment be submitted to the shareholders of the Company for their consideration. The Fifth Amendment effects a number of amendments (collectively the “Amendments”) to the Company’s 2003 Stock Incentive Performance Plan (the “2003 Plan”) which are described in the following paragraph. The Board unanimously recommends that the shareholders approve the Amendments.

The Amendments: (i) increase the maximum number of total shares of stock which may be delivered pursuant to awards under the 2003 Plan by 7,500,000 shares, (ii) of the additional 7,500,000 shares added by the Amendments, increase the number of shares of stock which may be delivered pursuant to awards other than stock options or SARS, by 3,000,000 shares, (iii) extend the expiration date of the 2003 Plan from December 31, 2008 to December 31, 2010, (iv) clarify that the 2003 Plan does not allow for liberal share counting, such that (A) shares of Common Stock tendered in payment of an award’s exercise price, shares withheld to pay taxes, and shares purchased by the Company using proceeds from awards will not increase the total number of remaining shares authorized to be delivered pursuant to awards under the 2003 Plan and (B) the gross number of shares covered by SARS, as opposed to only the net number actually delivered upon settlement of SARS, count against the authorized number of shares available under the 2003 Plan, and (v) add a limitation to the 2003 Plan that no award may have a term longer than ten years from the date of grant.

Purpose of the Amendments

The 2003 Plan is designed to advance the interests of the Company and to increase shareholder value by providing key employees and directors of the Company, or its affiliates, with a proprietary interest in the growth and performance of the Company, and to provide incentives for such individuals to continue their service with the Company or its affiliates.

The Board believes that having an adequate ability to provide selected employees of the Company and directors with equity awards is critical if the Company is to continue to attract and retain qualified individuals who can make significant contributions to the performance of the Company, and that such awards help align the interests of those individuals with the shareholders of the Company in enhancing the value of the Common Stock and improving the Company’s performance.

As of March 31, 2007, excluding the additional authorized shares which the Company is asking shareholders to add to the 2003 Plan pursuant to the Amendments, there were only approximately 651,721 shares remaining available for future awards under the 2003 Plan. As such, if the Amendments are not approved the Company will not have sufficient shares to make even one more year’s worth of equity grants, assuming grant practices consistent with prior years under the 2003 Plan. The 2003 Plan is the only plan the Company currently has in place which provides for the grant of equity awards to employees and directors.

The Board believes that approval of the Amendments, making additional shares available for future awards under the 2003 Plan, extending the term of the 2003 Plan and effecting certain other changes in the 2003 Plan, is critical to allow the Company to continue to attract and retain qualified individuals who can contribute to the Company’s performance.

For the reasons set forth above, the Board adopted the Amendments and unanimously recommends approval of the Amendments by the shareholders of the Company.

Key Features of the 2003 Plan, Incorporating the Amendments

Some of the key features of the 2003 Plan, as amended by the Amendments, are:

•	a prohibition against repricing stock options without shareholder approval;

•	a prohibition against granting stock options at an exercise price less than fair market value;

•	limits on awards that can be made to any individual in any calendar year;

•	no more than 6,500,000 of the total shares authorized for issuance under the 2003 Plan may be used for stock grants;

•	the total shares available for future awards pursuant to the 2003 Plan, including the additional shares provided by the Amendments, constitute only approximately 5% of the outstanding Common Stock as of the record date for the Meeting;

•	immediately following approval of the Amendments, the total shares authorized for issuance under the 2003 Plan, including shares previously granted or subject to currently outstanding awards under the 2003 Plan, added together with all shares of Common Stock subject to outstanding awards under the Company’s previous equity incentive plans, will constitute only approximately 13.4% of the Company’s diluted outstanding number of shares on the record date (computed by adding the number of outstanding shares of Common Stock on such date with the number of shares then issuable pursuant to all of the Company’s prior and current equity compensation plans);

•	stock options granted under the 2003 Plan must vest over a period of not less than three years, subject to limited exceptions set forth in the plan; and

•	no award under the 2003 Plan can be outstanding for more than ten years.

Description of 2003 Plan, as Amended by the Amendments

The 2003 Plan is intended to attract and retain talented employees and directors for the Company and its affiliates who are in a position to make significant contributions to the success of the Company, to reward such persons for making these contributions and to encourage such persons to take into account the long-term interests of the Company and enhancement of the Company’s value for its shareholders.

Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1 million paid to each of the chief executive officer and the other four most highly compensated officers, unless, among other things, the compensation is performance-based. For compensation attributable to stock options and stock appreciation rights to qualify as performance-based, the plan under which such stock options and stock appreciation right are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period and must be approved by the Company’s shareholders. The 2003 Plan is intended to comply with the provisions of Section 162(m) so as to permit the Company to claim an income tax deduction for total remuneration paid in excess of $1 million in any one year to the chief executive officer or the other four highest compensated executive officers, although the Company has not requested or received, and does not expect to receive a ruling from the Internal Revenue Service to that effect.

The 2003 Plan was originally adopted by the Board on February 12, 2003 and was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders. The 2003 Plan was amended by the Board on February 17, 2005 and that amendment was approved by the Company’s shareholders at the 2005 Annual Meeting of Shareholders. As amended in 2005 and thereafter, the 2003 Plan made 10,000,000 shares of Common Stock available for the grant of equity awards, 3,500,000 shares of which could be used for stock awards other than options and SARS.

The following is a summary of the 2003 Plan, as amended by the Amendments, and is therefore not complete. A complete copy of the 2003 Plan, as it existed prior to the Amendments in February 2007, is attached to this proxy statement as Appendix B, and a complete copy of the Amendments being considered by shareholders is attached to this proxy statement as Appendix C.

Administration

The 2003 Plan is administered by the Compensation Committee of the Board (the “Committee”). The Committee has the authority to establish rules for the administration of the 2003 Plan; to select the employees and directors of the Company and its affiliates to whom awards are granted; to determine the types of awards to be granted and the number of shares covered by such awards; and to set the terms and conditions of such awards (including, without limitation, but subject to the provisions described below, the power to accelerate any vesting restrictions, waive, in whole or in part, any forfeiture provisions or extend the term of any award).

The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred and may authorize payments representing dividends or interest or their equivalents in connection with any deferred award. The Committee may provide that awards denominated in stock earn dividends or dividend equivalents. Determinations and interpretations of the Committee will be binding on all parties.

Eligibility

Employees and directors of the Company and of any other entity, including a subsidiary or joint venture, that is directly or indirectly controlled by the Company (collectively “affiliates”) are eligible to receive awards under the 2003 Plan, as are other persons who have service relationships with the Company which are covered by the 2003 Plan’s definition of “Employment”. As of March 31, 2007 there were approximately 389 employees and directors holding options or other awards granted under the 2003 Plan.

Incentive stock options may only be granted to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

Awards

The 2003 Plan permits granting awards for: (1) stock options, including incentive stock options (“ISOs”) meeting the requirements of Section 422 of the Code; (2) stock appreciation rights (“SARs”); (3) stock awards, including restricted and unrestricted stock and deferred stock, (4) performance awards, and (5) cash awards that would constitute a “derivative security” for purposes of Rule 16b-6, as promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3.

Shares Available and Limits on Awards

If the Amendment is approved a total of 17,500,000 shares of Common Stock would be authorized for issuance pursuant to equity awards under the 2003 Plan. Of the 17,500,000 total authorized shares, approximately 8,221,669 shares were subject to outstanding awards and 1,126,610 shares had already been issued pursuant to awards under the 2003 Plan as of March 31, 2007. As such, following approval of the Amendments, and based on the number of outstanding awards as of March 31, 2007, approximately 8,151,721 shares of Common Stock would be available for future awards under the 2003 Plan. These 8,151,721 available shares represent only approximately 5% of the outstanding Common Stock as of the record date. No more than approximately 37% of the total shares authorized for issuance under the 2003 Plan, or 6,500,000 shares, may be delivered pursuant to awards other than stock options or SARs.

The number of shares that may be subject to options and SARs granted to any one individual may not exceed 1,000,000 in any calendar year. The maximum benefit that may be paid to any person under any other awards in any calendar year under the 2003 Plan will be, to the extent paid in shares, 200,000 shares and, to the extent paid in cash, $1 million.

If any shares subject to an option or award under the 2003 Plan are forfeited or if any such option or award terminates, the shares previously covered by such option or award will be available for future grant or award under the plan. If another company is acquired by the Company or an affiliate in the future, any grants or awards made and any of the Company’s shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company may be deemed to be granted or awarded under the 2003 Plan, but will not decrease the number of shares available for grant or award under the 2003 Plan.

In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the Company’s capital structure, the Committee will make appropriate adjustments to reflect such change with respect to (i) the aggregate number of shares that may be issued under the 2003 Plan and the limits on certain types of awards under the 2003 Plan; (ii) the number of shares subject to awards under the 2003 Plan; and/or (iii) the price per share for any outstanding stock options, SARs and other awards under the 2003 Plan. To the extent consistent with applicable rules, the Committee may make adjustments of the type described in the preceding sentence to take into account other events and circumstances if the Committee determines such adjustments are appropriate to preserve the value of awards under the 2003 Plan.

Additional Terms of Awards

Options.  The Committee establishes the exercise price per share for options, the term of options, the time at which they may be exercised and such other terms as the Committee deems appropriate, except that the exercise price of each option shall be not less than the Fair Market Value (as defined below) of the Common Stock on the date of grant.

“Fair Market Value” for purposes of the 2003 Plan shall mean the average of the high and low sales prices of the Common Stock as reported in The Wall Street Journal for New York Stock Exchange Transactions or similar successor consolidated transactions reports for the relevant date (or the comparable consolidated transaction reports for any other national securities exchange or for NASDAQ National Market Issues, if the Common Stock is admitted for trading or quotation on said exchange or market), or, if no sales of Common Stock were made on said exchange or market on that date, the average of the high and low prices of Common Stock as reported in said composite transactions report for the preceding day on which sales of Common Stock were made on said exchange or market. On March 30, 2007, the average of the high and low sales prices of the Common Stock, as reported in the New York Stock Exchange Composite Transactions, was $28.87.

Subject to the limitations described below, options will become exercisable at such time or times, and on and subject to such conditions, as the Committee may specify. Except in the case of awards made in connection with the recruitment of new employees, including new officers, or new directors, stock options shall vest in equal annual installments over a period of not less than three years. Notwithstanding the foregoing, the Committee may provide for the acceleration of vesting of stock options upon the death, disability, retirement or other termination of employment or service of the participant. Unless the Committee determines otherwise, payment of the purchase price in full in cash or shares is required upon option exercise.

Stock Appreciation Rights.  The holder of a SAR will be entitled to receive the excess of the fair market value, calculated as of the exercise date, of a specified number of shares over the grant price of the SAR. SARs need not be granted in tandem with stock options.

Stock Awards.  The 2003 Plan provides for the award of restricted stock subject to forfeiture, deferred stock and unrestricted stock which is immediately vested. A stock award may provide the recipient with all of the rights of a shareholder of the Company, including the right to vote the shares and to receive any dividends.

Stock awards generally will be subject to certain conditions established by the Committee, including continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance. Except in the case of awards made in connection with the recruitment of new employees, including new officers, or new directors, awards of restricted stock shall vest not earlier than three years from the date of grant. Notwithstanding the foregoing, the Committee may provide for the acceleration of vesting of restricted stock awards upon the death, disability, retirement or other termination of employment or service of the participant.

Performance Awards.  The Committee may grant awards under the 2003 Plan, other than options and stock appreciation rights, which are designed to qualify as performance-based compensation. In the case of grants of stock awards or cash awards, including to executive officers of the Company designated by the Committee as a “covered employee” under Section 162(m), the Committee may establish one or more performance goals for such participant or for the Company for the period of time designated by the Committee at the time of grant of the award. As an example, starting in 2006 the Company began granting contingent stock performance awards which provide the recipients with the ability to earn shares of the Company’s Common Stock based upon the Company’s achievement of stated diluted earnings per share and net revenues targets over specified performance periods.

The performance goals for each participant under a performance award shall be objectively determinable measures of performance based on any one or a combination of the following criteria: cash net earnings; core brands growth; core brands net revenues; cost control; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; economic value added; free cash flow; gross profit; net cash provided by operating activities; net earnings; earnings per share; net earnings per share; net revenues; operating margin; operating profit; return on assets; return on capital investment; return on net revenues; return on shareholders’ equity; sales; stock price; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to Russell 1000 Consumer Discretionary Index and working capital. These business criteria may be measured on a consolidated basis or on a segment, divisional, sector or other business unit basis (herein collectively “business unit”), all as selected by the Committee in each individual case.

The percentage vesting of any stock award and/or cash award shall in each case be based on the percentage of the performance goal achieved, as determined by the Committee, although the Committee generally has the discretion to reduce, or refuse to make (but not to increase), any vesting of stock awards or payments of cash awards payable as a result of the achievement of a designated percentage of a performance goal.

Cash Awards.  Cash awards generally will be subject to certain conditions established by the Committee, including continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

General.  Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon their exercise or vesting the holder will receive cash, Common Stock or any combination thereof as the Committee shall determine. Any shares of stock deliverable under the 2003 Plan may consist in whole or in part of authorized and unissued shares or treasury shares.

Neither ISO’s, nor, except as the Committee otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime ISO’s (and, except as the Committee otherwise expressly provides, other non-transferable awards requiring exercise) may be exercised only by the participant.

The 2003 Plan provides that immediately upon certain events constituting a Change in Control all awards become 100% vested and the value payable in either cash or shares of the Company’s Common Stock, in the discretion of the Committee, as soon as practicable after the Change in Control.

Number of Awards Granted Under the Plan

The awards that will be made and the amounts that will be paid pursuant to the 2003 Plan in the future are discretionary and are therefore not currently determinable.

The following table sets forth the number of shares (excluding shares covered by awards which did not become effective) subject to options, restricted stock and deferred restricted stock awards and contingent stock performance awards (which contingent stock performance awards are included at the target number of shares for such awards) which were granted under the 2003 Plan during the period from February 12, 2003 to March 31, 2007 (the approximately four years the 2003 Plan had been in existence as of March 31, 2007) to the named individuals, all current executive officers as a group, all current directors who are not executive officers and were not executive officers at the time of grant, as a group, and all employees, excluding executive officers.

	Number of Shares Subject to Awards
Name and Position	Granted Under the 2003 Plan

Alfred J. Verrecchia	1,382,024
President and Chief Executive Officer
Brian Goldner	589,939
Chief Operating Officer
David D.R. Hargreaves	335,007
Executive Vice President, Finance and Global Operations and Chief Financial Officer
Barry Nagler	321,026
Senior Vice President, General Counsel and Secretary
Simon Gardner	210,000
President, Hasbro Europe
All current executive officers as a group (including the five officers above)	3,298,342
All current directors, who were not executive officers at the time of grant, as a group	52,459
All employees, excluding current executive officers and directors (to the extent awards were received while a director but not while an executive officer), as a group	5,997,478	(1)

(1)	Awards previously granted to Alan Hassenfeld, who is currently a director of the Company, but was formerly an executive officer of the Company as well, are included in this total to the extent they were granted to Mr. Hassenfeld in his capacity as an employee of the Company, rather than as a Board member.

Amendment or Termination

The Board or the Committee may terminate the 2003 Plan at any time, and shall have the right to amend or modify the 2003 Plan at any time, and from time to time, provided, however, that no material amendment to the terms of the 2003 Plan, including an amendment to reprice options granted under the Plan, shall become effective without shareholder approval. The 2003 Plan will terminate on December 31, 2010, unless terminated earlier by the Board or the Committee.

Federal Income Tax Consequences of Certain Awards

The following is a summary of the principal United States federal income tax consequences generally applicable to certain awards under the 2003 Plan. Note that there may be state, local, foreign and other taxes applicable to participants in the 2003 Plan.

The grant of a stock option or SAR under the 2003 Plan will generally create no immediate tax consequences for the recipient or for the Company or an affiliate employing such individual (the “employer”). An employee exercising an ISO has no taxable income for regular income tax purposes (but the alternative minimum tax may apply) in connection with the exercise, and no tax deduction is available to the employer. In general, an ISO that is exercised by the recipient more than three months following termination of employment is treated as a non-ISO for federal income tax purposes, as are stock options granted to an employee and otherwise qualifying as ISO’s that in the aggregate first become exercisable in any calendar year for stock having a grant-date value in excess of $100,000.

Upon exercising a stock option other than an ISO, the optionee has ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option exercise price, and a corresponding tax deduction is available to the employer. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares or other property received are taxable to the recipient as ordinary income and a corresponding deduction is available to the employer.

The tax consequence to an optionee of a disposition of shares acquired through the exercise of a SAR or a stock option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an ISO or by exercising a SAR or stock option other than an ISO. An employee who disposes of shares acquired upon exercise of an ISO, if the disposition occurs within one year following the date of exercise or within two years from the date of grant of the ISO, will have income, taxable at ordinary income rates, equal in general to the spread at exercise (or, with limited exceptions, to the gain on sale, if less), and a corresponding deduction will be available to the employer. Any additional gain recognized in the disposition will be taxed as a capital gain, either at long-term or at short-term gain rates depending on the employee’s tax holding period in the shares. Any gain or loss recognized upon a sale or exchange of shares acquired upon exercise of a stock option other than an ISO or a SAR will be taxed as a capital gain or loss, long-term or short-term depending on the holder’s tax holding period in the shares. No deduction is available to the employer in respect of these capital gains or losses.

If cash, shares of Common Stock or other property is transferred under or in settlement of other awards under the 2003 Plan, including if shares are earned by a recipient pursuant to a contingent stock performance award which provides the opportunity to earn shares if the Company meets certain performance targets over a stated performance period, the recipient will generally recognize ordinary income at the time the property or shares are transferred to or earned by the recipient equal to the excess of (a) the cash (if any) transferred, plus the fair market value of the vested shares or other vested property (if any) transferred over (b) the amount (if any) paid for such shares or other property by the participant, and a corresponding deduction will be available to the employer. If any of the transferred shares or other property is unvested (subject to a substantial risk of forfeiture), the ordinary income associated with the transfer will be includible and measured only when the property vests (and the associated deduction will be similarly delayed), unless the award recipient makes a special election to take the awarded shares or other property into income at the time of transfer.

Some awards under the 2003 Plan could constitute or give rise to “nonqualified deferred compensation” subject to Section 409A of the Code. Where applicable, Section 409A regulates, among other things, both the deferral of compensation and the time and manner in which previously deferred amounts may be paid.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the Amendments to the 2003 Plan is required for approval of the Amendments. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal and therefore have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 2003 PLAN.

EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 31, 2006, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

				Number of Securities
				Remaining Available for
	Number of Securities			Future Issuance Under
	to be Issued Upon		Weighted-Average	Equity Compensation
	Exercise of Outstanding		Exercise Price of	Plans (Excluding
	Options, Warrants		Outstanding Options,	Securities Reflected
	and Rights		Warrants and Rights	in Column(a))
Plan Category	(a)		(b)(3)	(c)

Equity compensation plans approved by shareholders(1)	14,450,664		$19.32	1,147,344	(4)
Equity compensation plans not approved by shareholders(2)	3,692,740	(5)	21.17	0	(6)
Total	18,143,404		19.71	1,147,344	(4)

(1)	The only shareholder approved plan which was in effect as of December 31, 2006 was the Company’s 2003 Stock Incentive Performance Plan (the “2003 Equity Plan”).

The 1995 Stock Incentive Performance Plan (the “1995 Plan”) expired on December 31, 2005 and the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) was terminated effective as of December 31, 2005. The Company’s 1994 Stock Option Plan for Non-Employee Directors (the “1994 Plan”), which was also approved by the Company’s shareholders, was terminated effective May 14, 2003. Although no further awards may be made under the 1995 Plan, 2003 Director Plan or the 1994 Plan, awards outstanding under those plans as of the dates of their termination continue in effect in accordance with the terms of the applicable plan.

Included in shares which may be issued pursuant to outstanding awards are the target number of shares subject to outstanding contingent stock performance awards under the 2003 Equity Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards.

Also includes shares granted to outside directors in May 2006 to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)	The Company’s last non-shareholder approved plan, namely the 1997 Employee Non-Qualified Stock Plan (the “1997 Plan”), expired on December 31, 2002 and no further awards may be made pursuant to the 1997 Plan, provided, however, that all awards outstanding under the 1997 Plan as of the date of its termination continued in effect in accordance with the terms of the plan.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	All of these available shares could be issued as restricted stock or deferred restricted stock under the 2003 Plan.

(5)	Includes 30,829 shares issuable pursuant to outstanding deferred restricted stock units.

(6)	The 1997 Plan expired on December 31, 2002 and no shares remain available for future grant under plans not approved by the shareholders. See Note (2) above.

1997 Employee Non-Qualified Stock Plan

Number of Shares Subject to 1997 Plan.  The 1997 Plan, prior to its termination on December 31, 2002, provided for the issuance of up to 18,000,000 shares of Common Stock pursuant to awards granted under the 1997 Plan.

Eligibility for Participation.  Any “Employee” of the Company, as the term Employee is defined in General Instruction A to Form S-8 promulgated by the Securities and Exchange Commission, was eligible to participate in the 1997 Plan.

Awards.  The 1997 Plan provided for the grant of: (1) non-qualified stock options; (2) stock appreciation rights (“SARs”); (3) stock awards, including restricted and unrestricted stock and deferred stock, and (4) cash awards that would constitute a “derivative security” for purposes of Rule 16b-6, as promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3.

Terms of Options.  The exercise price of stock options granted under the 1997 Plan could not be less than the fair market value of the Common Stock on the date of grant. Options granted under the 1997 Plan were generally made exercisable in yearly installments over three years. The terms of options granted under the 1997 Plan were ten years.

Change in Control.  The 1997 Plan provided that immediately upon certain events constituting a Change in Control all awards become 100% vested and payable in cash as soon as practicable after the Change in Control.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 1, 2007 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. Unless otherwise indicated, to the Company’s knowledge each person has sole voting and dispositive power with respect to such shares.

	Amount and Nature
	of Beneficial		Percent
Name and Address of Beneficial Owner	Ownership(1)		of Class

Alan G. Hassenfeld	16,854,404	(2)	10.3
1027 Newport Avenue Pawtucket, RI 02862
George W. Lucas, Jr.	15,750,000	(3)	8.9
c/o Lucasfilm Ltd. 5858 Lucas Valley Road Nicasio, CA 94946
State Street Bank and Trust Company	10,210,828	(4)	6.3
225 Franklin Street Boston, MA 02110
Barclays Global Investors, NA	9,919,880	(5)	6.1
Barclays Global Fund Advisors
Barclays Global Investors, Ltd.
Barclays Global Investors Japan Trust and Banking Company Limited
Barclays Global Investors Japan Limited
45 Fremont Street San Francisco, CA 94105

(1)	Based upon information furnished by each shareholder or contained in filings made with the Securities and Exchange Commission. There were 161,637,586 shares of Common Stock outstanding on March 1, 2007.

(2)	Includes 7,690,921 shares held as sole trustee for the benefit of his mother, 829,347 shares held as sole trustee of a trust for Mr. Hassenfeld’s benefit, 1,000,188 shares subject to a prepaid variable forward sale arrangement which is scheduled to settle in February 2008, 4,769 shares the receipt of which is deferred until Mr. Hassenfeld retires from the Board and currently exercisable options or options exercisable within 60 days of March 1, 2007 to purchase 1,573,103 shares. Mr. Hassenfeld has sole voting and investment authority with respect to all shares except those described in the following sentence, as to which he shares voting and investment authority. Also includes 526,478 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and director, 279,892 shares held as one of the trustees of a charitable lead trust for the benefit of The Hassenfeld Foundation and 154,216 shares held as one of the trustees of a trust for the benefit of his mother and her grandchildren. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein.

(3)	Represents exercisable warrants to purchase 6,300,000 shares owned by LucasFilm Ltd. (“Film”) and exercisable warrants to purchase 9,450,000 shares owned by its wholly-owned subsidiary, Lucas Licensing Ltd. (“Licensing”). Mr. Lucas, as founder, controlling person and a director of Film and Licensing, may be deemed to beneficially own the shares of Common Stock which may be purchased upon exercise of these warrants. Share ownership information is as of January 30, 2003 as reported in a Schedule 13D/A filed February 10, 2003. See “Certain Relationships and Related Transactions”.

(4)	State Street Bank and Trust Company reported that it had sole voting power and shared dispositive power over all 10,210,828 shares. Share ownership information is as of December 31, 2006 as reported in a Schedule 13G dated February 13, 2007.

(5)	Barclays Global Investors, NA reports sole voting power over 5,794,445 shares and sole dispositive power over 7,455,418 shares. Barclays Global Fund Advisors reports sole voting and sole dispositive power over 1,109,027 shares. Barclays Global Investors, Ltd. reports sole voting and sole dispositive power over 1,025,380 shares. Barclays Global Investors Japan Trust and Banking Company Limited reports sole voting and sole dispositive power over 168,993 shares. Barclays Global Investors Japan Limited reports sole voting and sole dispositive power over 161,062 shares. Share ownership information is as of December 31, 2006 as reported in a Schedule 13G dated January 31, 2007.

Security Ownership of Management

The following table sets forth information, as of March 1, 2007, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee for election to the Board, each named executive officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

	Amount and
	Nature of
	Beneficial	Percent
Name of Director, Nominee or Executive Officer(1)	Ownership	of Class

Basil L. Anderson(2)	47,241	*
Alan R. Batkin(3)	46,302	*
Frank J. Biondi, Jr.(4)	36,819	*
Jack M. Connors(5)	26,116	*
Simon Gardner(6)	84,700	*
Michael W.O. Garrett(7)	21,992	*
E. Gordon Gee(8)	41,672	*
Brian Goldner(9)	507,607	*
Jack M. Greenberg(10)	24,656	*
David D.R. Hargreaves(11)	408,884	*
Alan G. Hassenfeld(12)	16,854,404	10.3
Claudine B. Malone(13)	31,295	*
Barry Nagler(14)	614,179	*
Edward M. Philip(15)	46,132	*
Paula Stern(16)	43,436	*
Alfred J. Verrecchia(17)	1,947,185	1.2
All Directors and Executive Officers as a Group (includes 19 persons)(18)	21,004,159	12.6

*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 161,637,586 shares of Common Stock outstanding on March 1, 2007.

(2)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 25,000 shares, 4,769 shares the receipt of which is deferred until Mr. Anderson retires from the Board, as well as 16,472 shares deemed to be held in Mr. Anderson’s stock unit account under the Deferred Plan.

(3)	Includes 4,769 shares the receipt of which is deferred until Mr. Batkin retires from the Board and 39,846 shares deemed to be held in Mr. Batkin’s stock unit account under the Deferred Plan.

(4)	Represents currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 27,250 shares, 4,769 shares the receipt of which is deferred until Mr. Biondi retires from the Board, as well as 4,800 shares deemed to be held in Mr. Biondi’s stock unit account under the Deferred Plan.

(5)	Represents currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 11,200 shares, 4,769 shares the receipt of which is deferred until Mr. Connors retires from the Board, as well as 10,147 shares deemed to be held in Mr. Connor’s account under the Deferred Plan.

(6)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 73,750 shares.

(7)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 2,400 shares, 4,769 shares the receipt of which is deferred until Mr. Garrett retires from the Board and 4,923 shares deemed to be held in Mr. Garrett’s stock unit account under the Deferred Plan.

(8)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 27,250 shares as well as 9,653 shares deemed to be held in Mr. Gee’s account under the Deferred Plan.

(9)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 430,000 shares, as well as 20,000 shares of restricted stock which are scheduled to vest on January 20, 2009.

(10)	Represents currently exercisable options and options exercisable within sixty day of March 1, 2007 to purchase 11,200 shares, 4,769 shares the receipt of which is deferred until Mr. Greenberg retires from the Board as well as 8,687 shares deemed to be held in Mr. Greenberg’s stock unit account under the Deferred Plan.

(11)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 345,500 shares.

(12)	See note (2) to the immediately preceding table.

(13)	Includes 3,576 shares deemed to be held in Ms. Malone’s stock unit account under the Deferred Plan as well as 22,500 shares held by the Claudine B. Malone Family Trust.

(14)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 588,167 shares.

(15)	Represents currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 25,000 shares, 4,769 shares the receipt of which is deferred until Mr. Philip retires from the Board as well as 16,363 shares deemed to be held in Mr. Philip’s stock unit account under the Deferred Plan.

(16)	Represents currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 27,250 shares, 4,769 shares the receipt of which is deferred until Ms. Stern retires from the Board as well as 11,417 shares deemed to be held in Ms. Stern’s stock unit account under the Deferred Plan.

(17)	Includes currently exercisable options and options exercisable within sixty days of March 1, 2007 to purchase an aggregate of 1,687,834 shares as well as 30,829 deferred restricted stock units granted under the Company’s employee stock option plans. Does not include 151,875 shares owned by Mr. Verrecchia’s wife, as to which Mr. Verrecchia disclaims beneficial ownership.

(18)	Of these shares, all directors and executive officers as a group have sole voting and dispositive power with respect to 20,043,573 shares and have shared voting and/or dispositive power with respect to 960,586 shares. Includes 5,052,137 shares purchasable by directors and executive officers upon exercise of currently exercisable options, or options exercisable within sixty days of March 1, 2007; 125,884 shares deemed to be held in stock unit accounts under the Deferred Plan and the Deferred Compensation Plan; and 30,829 shares deemed to be held in deferred restricted stock unit accounts under the Company’s 1997 Employee Non-Qualified Stock Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by regulations promulgated by the United States Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the last fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2006.

PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR

(Proposal No. 3)

The Audit Committee has selected KPMG LLP, independent registered public accounting firm (“KPMG”), to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 30, 2007 (“Fiscal 2007”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2007 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and will make the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal and therefore have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Committee”) is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of the New York Stock Exchange’s corporate governance listing standards.

The Committee operates under a written charter, which is available on the Company’s website (www.hasbro.com) under “Corporate Information — Investors — Corporate Governance”. Under the charter, the Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditor) and oversee the independent auditor’s work; and

•	Assist the Board in its oversight of the:

•	Integrity of the Company’s financial statements;

•	Company’s compliance with legal and regulatory requirements;

•	Independent auditor’s qualifications and independence; and

•	Performance of the Company’s internal audit function and independent auditor.

In conducting its oversight function, the Committee discusses with the Company’s internal auditors and independent auditors, with and without management present, the overall scope and plans for their respective audits. The Committee also reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls.

The Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Committee discusses with management and the independent auditors all annual and quarterly financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the United States Securities and Exchange Commission.

The independent auditors are responsible for performing an independent integrated audit of the Company’s financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the financial statements conform with accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2006. The Committee has also reviewed and discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Committee discussed with the independent auditors their independence from management and the Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph, the Committee recommended to the Board and the Board has approved the inclusion of the audited financial statements for the fiscal year ended December 31, 2006 in the Company’s Annual Report on Form 10-K for filing with the United States Securities and Exchange Commission. The Committee has also selected and the Board has approved the selection of KPMG LLP as the independent auditor for Fiscal 2007.

Report issued by Basil L. Anderson (Chair), Michael W.O. Garrett, Claudine B. Malone and Edward M. Philip, as the members of the Audit Committee as of the 2006 fiscal year end.

ADDITIONAL INFORMATION REGARDING
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for fiscal 2006 and 2005, as well as fees for other services rendered by KPMG to the Company during fiscal 2006 and 2005.

	2006	2005

Audit Fees(1)	$4,074,000	$4,372,000
Audit-Related Fees(2)	$108,000	$101,000
Tax Fees(3)	$1,163,000	$1,464,000
All Other Fees	—	—
Total Fees	$5,345,000	$5,937,000

(1)	Audit fees consist of work related to the integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting. Audit fees also include consultations on accounting and reporting matters, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and work in connection with filings with the United States Securities and Exchange Commission.

(2)	Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans and agreed upon procedures reports.

(3)	Tax Fees consist of fees for tax consultation and tax compliance services rendered to the Company and certain current and former employees.

The Audit Committee has considered whether the provision of the approved non-audit services by KPMG is compatible with maintaining KPMG’s independence and has concluded that the provision of such services is compatible with maintaining KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the United States Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm (hereafter referred to as the independent auditor). In fulfilling this responsibility the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditor.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditor for that fiscal year.

•	A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditor for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the course of the year for which the Company desires to retain KPMG. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

SHAREHOLDER PROPOSAL

(Proposal No. 4)

Introduction

The following proposal, which is opposed by the Board, would require the affirmative vote of a majority of all shares present (in person or by proxy) and entitled to vote at the Meeting to be approved. Abstentions and broker non-votes are each counted as present for purposes of establishing a quorum at the Meeting. Abstentions are also considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

One of the Company’s shareholders has submitted the following resolution and supporting statement for inclusion in this proxy statement. Upon a written or oral request made to the Secretary of the Company, the Company will provide the address and shareholdings (as they have been represented to the Company) of the proponent of this resolution to any shareholder of the Company.

SUSTAINABILITY REPORT
HASBRO, INC.

Whereas, Investors increasingly seek disclosure of companies’ social and environmental practices in the belief that they impact shareholder value. Many investors believe companies that are good employers, environmental stewards, and corporate citizens will more likely prosper over the long term and be accepted in their communities.

Hasbro’s Corporate Safety Health and Environmental Commitment Statement notes laudable goals such as waste reduction and increase in recycling, yet there is no reporting on progress toward those goals.

Companies increasingly recognize that transparency and dialogue about sustainability are keys to business success. Sustainability issues can include a corporation’s choices regarding materials, its consumption of energy, its impact on human rights, its impact on disposal and recycling, and its role in the economy of local communities.

The link between sustainability performance and long-term shareholder value is awakening mainstream financial companies to new tools for understanding and predicting capital markets. According to environmental research consultant Innovest, major investment firms subscribe to information on companies’ social and environmental practices, including sustainability reports, to help make investment decisions.

An example of sustainability concerns: Hasbro sells many toys made out of or packaged in polyvinyl chloride (PVC) plastic, a substance which has come under scrutiny due to health and environmental concerns. PVC presents an array of issues throughout the production lifecycle — from use of raw toxic chemicals such as chlorine gas and cancer-causing vinyl chloride monomer in PVC production, to exposure of workers and surrounding communities where the PVC-utilizing toys are produced, to the release of toxic additives such as phthalates during use and disposal of PVC toys. An indicator of public concern is the ban effective 12/1/06 in San Francisco, prohibiting the sale, distribution and manufacture of baby products containing any level of bisphenol A and certain levels of phthalates, plasticizers used in PVC products. When it comes to the waste disposal cycle, PVC has the lowest recycling rate of the major plastic resins.

According to Dow Jones Sustainability Group, sustainability includes: “Encouraging long lasting social well being in communities where they operate, interacting with different stakeholders (e.g. clients, suppliers, employees, government, local communities and non-governmental organizations) and responding to their specific and evolving needs thereby securing a long term ‘license to operate’, superior customer and employee loyalty and ultimately superior financial returns.” (www.sustainability-index.com; March 2000)

A thorough sustainability report can benchmark our company against others. Taking the PVC example, it might examine how prominent competing toy companies and retailers such as Wal-Mart and Ikea are phasing out PVC in products and/or packaging.

THEREFORE BE IT RESOLVED THAT:  Shareholders of Hasbro, Inc. request the Board of Directors to publish a sustainability report, at reasonable expense and omitting proprietary information, by December 2007.

Supporting Statement:

We believe the report should include:

1. The company’s operating definition of sustainability.

2. A review of current company policies and practices related to social, environmental and economic sustainability, including the above issues.

3. A summary of long-term plans to integrate sustainability objectives throughout company operations.

RESPONSE OF THE HASBRO, INC. BOARD OF DIRECTORS

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL NO. 4 FOR THE FOLLOWING REASONS:

The Board of Directors and Hasbro’s management have carefully reviewed the current proposal in preparation for the 2007 Annual Meeting of Shareholders and believe that Hasbro’s current program already addresses the concerns expressed in the above proposal, as described in more detail below. In addition, adoption of the proposed action would impose additional costs and burdens upon the Company without corresponding benefits to shareholders or other constituents.

As a corporate steward in the areas of safety, health, the environment, and social responsibility at both the corporate and industry levels, Hasbro has a long and well-established commitment to sustainable development. In addition, Hasbro has long recognized the importance of dialoguing with key stakeholders on issues of sustainability and has programs in place to ensure the appropriate level of disclosure and transparency on these important issues.

With respect to sustainability, Hasbro has a long history of commitment to and progressive stewardship in the areas of (i) safety and health of its employees and business partners, (ii) the environmental impact of its operations, (iii) manufacturing ethics, not only in our own factories but also in the factories of our suppliers and business partners, and (iv) philanthropic investment in the local and international communities in which we operate. This commitment is held at the very top of the corporation by our Chief Executive Officer and is embraced Company-wide by management and our employees.

In each of the areas enumerated above, Hasbro has comprehensive and strategic programs in place to promote sustainable development and appropriate disclosure, as follows.

First, in the areas of safety, health and environment, Hasbro has a well-established global safety, health, and environmental management system in place, based upon applicable regulatory requirements and recognized best management practices. Hasbro regularly assesses and audits all of its operating locations to measure conformance to its progressive policies and standards, with the goal of continuous improvement. The efficacy of these programs is overseen by Hasbro’s Corporate Safety, Health and Environmental Steering Committee, comprised of members of Company management.

Hasbro is committed to producing products consistent with its environmental responsibility, with an underlying goal of seeking to conserve natural resources used in all areas of the Company. The Company seeks ways to reduce waste, promote recycling, and increase efficiency of energy and water use in all of its facilities, whether office, manufacturing or warehouse. The Company’s goal is to take an active role in using both natural and recycled resources in an environmentally sound manner. For example, with respect to manufacturing sustainability, Hasbro sets specific short and long-term goals at its own manufacturing sites, including solid waste reduction goals, paper and chipboard recycling goals, plastic recycling and emissions reduction goals. Both of Hasbro’s manufacturing facilities are ISO 14001 certified, and Hasbro’s manufacturing facility in East Longmeadow, Massachusetts is an OSHA Voluntary Protection Program (VPP) Star site, the highest recognition for safety and health excellence. Hasbro is also a charter member of the EPA’s Voluntary Climate Leader Program. As part of the program, Hasbro has pledged to reduce its total greenhouse gas emissions in U.S. operations by 30% from 2002 to 2007 — a goal that has already been met.

Hasbro is similarly committed to promoting packaging sustainability, including, for example, reducing the use of twist ties, reducing the amount of adhesive taping on master cartons (used to ship our product), and reducing the actual size of master cartons. In addition, where feasible, Hasbro has specified single-wall master carton construction, instead of double-walled construction, resulting in a significant reduction of E-flute entering into the waste management system. Furthermore, Hasbro partners with customers, suppliers, local communities, government agencies, and industry groups to establish environmentally responsible goals. For example, with respect to polyvinyl chloride (PVC) and phthalates, the specific example raised in the shareholder proposal, Hasbro has carefully studied the issue, together with the toy industry, the U.S. Consumer Product Safety Commission (acting through its Chronic Hazard Advisory Panel (CHAP)), and the EU Commission’s Chemicals Bureau Agency (the “EU Commission”). Based on its study of this issue, as well as that of the toy industry, CHAP, and the EU Commission, Hasbro firmly believes that toys and childcare articles made from PVC pose no health risk to children. Nevertheless, Hasbro’s toys and childcare items are compliant with all applicable laws and regulations, including the EU Phthalate Directive.

Information about Hasbro’s safety, health, and environmental program is made available to stakeholders via the Hasbro website, through written materials, and through opportunities for dialogue with members of Hasbro’s management team on these important initiatives.

In the area of manufacturing ethics, Hasbro is a well-recognized corporate and industry leader, both nationally and internationally. Hasbro was one of the first toy manufacturers to establish Global Business Ethics Principles (the “Code of Conduct”), which it did in 1993, to help prevent products manufactured by or for Hasbro from being produced under inhumane or exploitative conditions. The Hasbro program — participation in which is mandatory for all suppliers and vendors worldwide who do business with Hasbro — has evolved and was one of the foundations for the industry standard. Hasbro’s Code of Conduct sets forth workplace standards in the areas of child labor, working hours and compensation, forced, prison, or indentured labor, health and safety, abuse and discrimination, and freedom of association. Hasbro also reserves auditing and monitoring rights with respect to all manufacturing facilities producing Hasbro products. Since 1994, Hasbro and its monitors have conducted over 2,391 manufacturing facility inspections, including over 436 inspections in 2006.

In the last few years, as part of an effort to bring consistency to the oversight of working conditions and the industry’s workplace initiatives, Hasbro has taken a leading role in promoting the toy industry’s adoption of the International Council of Toy Industries’ (ICTI) comprehensive workplace standards, which include a comprehensive factory audit checklist, guidance for factories and third party monitors, and a corrective action process. Hasbro uses the ICTI program as a basis for monitoring factories and requires all of its direct vendors in China to obtain and maintain an ICTI seal of compliance on an annual basis. All of Hasbro’s direct vendors in China are required to adhere to the ICTI standards. The efficacy and progress of Hasbro’s manufacturing ethics program is overseen by the Company’s Corporate Social Responsibility Committee, comprised of members of the Company’s senior management team and chaired by its Chief Executive Officer.

Information about Hasbro’s manufacturing ethics program is made available to stakeholders on the Hasbro website and through written materials including Hasbro’s Annual Report. The ICTI checklist, guidance and corrective action documents, and a list of ICTI participant factories can be found at: http://www.icti-care.org. Finally, Hasbro’s management team is available to share information and engage in dialogue on these important issues with key stakeholders, including shareholders and non-governmental organizations.

Finally, in the area of philanthropy and charitable giving, Hasbro has a long tradition of supporting children in the communities in which it operates and other locations around the world. The Company is actively involved in making charitable grants through the Hasbro Children’s Fund, product donations through the Gift of Play and employee engagement through Team Hasbro. The mission of the Hasbro Children’s Fund, the Company’s giving arm, is to assist children in triumphing over critical life obstacles as well as bringing the joy of play into their lives. Global, national and community partnerships have been formed to bring the gifts of hope, play and a helping hand to organizations in order to make a bigger impact. For example, in Zambia, we are working with World Vision to expand educational opportunities for AIDS orphans. In China, through Operation Smile, children will for the first time experience the ability to smile through missions supported by Hasbro. Through America’s Second Harvest, hungry children in rural areas of the United States, where food sources are scarce, are being given backpacks full of food on the weekends. The Company’s Gift of Play program supports non-profit organizations like hospitals and shelters, after school programs, summer camps for sick or needy children, and a generous holiday giving program. Our employees are actively engaged in the community volunteering through our Team Hasbro program, which allows them to volunteer during work hours. Information about Hasbro’s charitable giving can be found on the Company’s website. Hasbro’s charitable giving team is also available to discuss its programs with interested stakeholders.

In conclusion, as demonstrated above, Hasbro values and recognizes that sustainable development is critical to its long-term success and has a well-established and robust program in this area. Hasbro also recognizes that transparency and dialogue about sustainability are important to investors and other stakeholders, and its current program of corporate disclosure and stakeholder dialogue is an efficient means of corporate reporting, without the expense of publishing a lengthy written report.

For the reasons outlined above, the Board of Directors has concluded that the Company’s current sustainability and disclosure practices are in the best interests of the Company and its shareholders and thus is opposed to the shareholder proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL NO. 4.

OTHER BUSINESS

Management knows of no other matters that may be presented to the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2006 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2006, he or she may contact Karen Warren, Senior Vice President of Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02862, phone (401) 431-8697, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting Investor Relations at the address set forth above.

COST AND MANNER OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow & Co., Inc. to aid in the solicitation of proxies at an estimated cost of $11,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow & Co., Inc. in person or by telephone.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you are respectfully requested to vote by Internet, by telephone or by marking, signing and dating the enclosed proxy and returning it in the pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Barry Nagler
Secretary

Dated: April 16, 2007
Pawtucket, Rhode Island

Appendix A

HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE

MARCH 4, 2004

The following are the standards that will be employed by the Hasbro, Inc. (the “Company”) Board of Directors in determining issues of director independence pursuant to the Sarbanes-Oxley Act of 2002 and applicable rules of the New York Stock Exchange. For purposes of these standards (i) the Company is meant to include not only Hasbro, Inc., but all of its subsidiaries and divisions, and (ii) a director’s immediate family is deemed to include the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, and anyone else (other than employees) who resides in the director’s home.

•	The Board of Directors (the “Board”) must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has a relationship with the Company). The Company will disclose this determination in compliance with all applicable rules and regulations.

•	No director who is an employee (or whose immediate family member is an employee) of the Company can be independent until at least three years after such employment has ended.

•	No director who is affiliated with or employed by (or whose immediate family member is affiliated or employed in a professional capacity by) a present or former internal or external auditor of the Company can be independent until at least three years after the end of either the affiliation or the employment or auditing relationship.

•	No director can be independent if he or she directly or indirectly receives from the Company any fees or compensation other than that which is related solely to his or her service as a member of the Board or one of its committees. A director who accepts any consulting, advisory or other compensatory fees from the Company other than in this connection will not be considered independent. The same prohibition applies with respect to members of a director’s immediate family.

•	No director who (or whose immediate family member) is employed as an executive officer of another entity where any of the Company’s present executives serve on that entity’s compensation committee can be independent until at least three years after the end of such service or employment relationship.

•	No director who is an executive officer or an employee (or whose immediate family member is an executive officer) of an entity that makes payments to or receives payments from the Company for property or services in amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues, can be independent until three years after falling below such threshold.

•	No director who is performing, or is a partner, member, officer, director or employee of any entity performing, paid consulting, legal, investment banking, commercial banking, accounting, financial advisory or other professional services work (“professional services”) for the Company can be independent until three years after such services have ended. Similarly, there can be no independence if a director’s immediate family member is performing, or is an executive officer or other senior executive of an entity performing, professional services for the Company, until three years after such services have ended.

Additional Relationships to Consider in Determining Director Independence

The following are suggested parameters that the Board has agreed to consider in determining whether a director has a material relationship or affiliation with the Company that would impact a finding of independence. If a director satisfies all of the criteria set forth below it would suggest that the director, absent other contrary considerations, does not have a material relationship with the Company and is independent. If a director fails to satisfy one or more of the criteria set forth below, further Board inquiry and discussion is needed to determine if the director has a material relationship with the Company or may be found independent.

A-1

Business and Professional Relationships of Directors and Their Family Members

•	The director is not currently providing personally, and has not provided personally within the past three years, property, goods or services (other than services as a member of the Board or any committees thereof) to the Company or any of its executive officers.

•	No member of the director’s immediate family is currently providing personally, or has provided personally within the past three years, property, goods or services (other than services as an unpaid intern of the Company) to the Company or any of its executive officers.

•	The director is not currently receiving personally, and has not received personally within the past three years, property, goods or services from the Company. The foregoing requirements do not apply to compensation, services or goods paid or provided to the director solely in connection with the director’s service on the Board or any committees thereof, including $1,000 or less a year in the Company’s products which may be given to the director or one or more of the director’s family members as a director benefit.

•	No member of the director’s immediate family is currently receiving personally, or has received personally within the past three years, property, goods or services from the Company, excluding the de minimus Company product benefit mentioned above. The foregoing requirements do not apply to unpaid internships provided to a member of the director’s immediate family.

•	The director is not an executive officer or employee of any entity to which the Company was indebted at any time within the past three years or which was indebted to the Company at any time within the past three years in an amount that exceeded at the end of any such year the greater of (i) 2% of such entity’s consolidated assets or (ii) $1,000,000.

Compensation

•	Notwithstanding the restriction described above with respect to direct or indirect receipt of consulting, advisory or other compensatory fees other than in connection with Board or committee service, arrangements between the Company and (i) entities affiliated with the director or (ii) immediate family members of the director, which may be deemed to provide a form of indirect compensation to the director, will not result in a loss of status as an independent director provided such relationships do not violate the requirements set forth above.

Charitable Relationships

•	The director is not an executive officer or an employee of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

•	No member of the director’s immediate family is an executive officer of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

Stock Ownership

•	The director’s stock ownership, as determined in accordance with the rules of the SEC as applied to preparation of proxy statements, does not exceed 5% of the Company’s outstanding stock.

Other Family Relationships

•	The director is not related to any other member of the Company’s board of directors or any officer of the Company.

A-2

Appendix B

HASBRO, INC.

2003 STOCK INCENTIVE PERFORMANCE PLAN

1.	Defined Terms

Exhibit A, which is incorporated herein by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.	Purpose

The Plan has been established to advance the interests of the Company and to increase shareholder value by providing for the grant to Participants of Stock-based and other incentive Awards which provide such Participants with a proprietary interest in the growth and performance of the Company and with incentives for continued service to the Company and its Affiliates.

3.	Term

The Plan shall become effective upon adoption of the Plan by the Board, subject to shareholder approval within twelve months after adoption. The Board may grant Awards under the Plan prior to such shareholder approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Award may be exercisable prior to such approval. The Plan shall remain in effect until December 31, 2008 unless sooner terminated by the Board, subject to Section 10 hereof. After termination of the Plan, no future Awards may be granted under the Plan, but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions.

4.	Administration

The Administrator has full and exclusive discretionary authority, subject only to the express provisions of the Plan, to interpret, construe and implement the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe, implement and modify forms, rules and procedures for operation of the Plan; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties and Participants under the Plan. The Administrator shall be entitled to rely on reports, opinions, or statements of officers or employees of the Company as well as those of counsel, public accountants and other professional or expert persons. No member of the Administrator shall be subject to any individual liability with respect to the Plan.

Notwithstanding the foregoing, as is more fully set forth in Section 10 of the Plan, the Administrator may not make material amendments to the Plan or reprice Stock Options granted under the Plan without shareholder approval.

The grant of any Awards under the Plan is at the sole discretion of the Administrator. The Plan does not entitle any person eligible to participate in the Plan to any Awards and there is no guarantee that any person eligible to participate will be granted Awards under the Plan. No Participant shall have any right by reason of the grant of any Award under the Plan to continued employment by the Company. To the extent that Awards are made under the Plan, the terms of Awards may differ between different Award grants and Participants, whether or not such Participants or potential Participants are similarly situated.

5.	Shares Subject to the Plan and Limits on Awards Under the Plan

(a) Number of Shares.  A maximum of 5,000,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 1,000,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs. Notwithstanding anything in the Plan to the contrary, any shares of Stock that are issued by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares of Stock available for delivery under the Plan and the terms and conditions of any such awards shall be the original terms and conditions thereof as adjusted by or pursuant to any applicable acquisition agreements.

(b) Type of Shares.  Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan. Any fractional Shares which, but for this provision, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares, less all applicable withholding taxes.

(c) Award Limits.  The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will together be an aggregate of 1,000,000 shares. The maximum benefit that may be paid to any person under other Awards in any calendar year will be, to the extent paid in shares, 200,000 shares, and, to the extent paid in cash, $1 million. The foregoing provisions will be construed and applied consistent with Section 162(m).

6.	Eligibility and Participation

The Administrator will select Participants from among key Employees and directors of the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

7.	Rules Applicable to Awards

(a) All Awards

(1) Award Provisions.  The Administrator will determine the terms of all Awards, subject to the limitations provided herein. A Participant shall have no rights with respect to the Plan, or any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions, and provisions of the Plan and the Award applicable to such Participant have been met. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant.

(2) Transferability.  Neither ISOs, nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Awards requiring exercise) may be exercised only by the Participant.

(3) Vesting, Etc.  The Administrator shall determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable, provided that, except in the case of Awards made in connection with the recruitment of new Employees (including new officers) or new directors, (i) Stock Options shall vest in equal annual installments over a period of not less than three years and (ii) Restricted Stock and Deferred Stock shall vest not earlier than three years from the grant date of the Award. Subject to the foregoing restriction, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Administrator may at any time accelerate the vesting or exercisability of an Award, without being subject to the limitations set forth in the first sentence of this Section 7(a)(3), if such acceleration is associated with the death, disability, retirement or other termination of Employment or service of a Participant. For purposes of the foregoing sentence, the Administrator will have sole and conclusive power to define the types of disability, retirement or other termination of Employment or service associated with such acceleration.

The Administrator has full power and authority to determine, for each Award, how long after cessation of the Participant’s Employment or service as a director an Award requiring exercise will continue to be exercisable. Unless the Administrator expressly provides otherwise in the applicable Award agreement or through other means, immediately upon the cessation of the Participant’s Employment or service as a director an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that these default rules further provide, unless otherwise modified by the Administrator for a particular Award or Awards, that:

(A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment or service as a director, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months from the date of termination or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 7(a)(3)(A), and will thereupon terminate;

(B) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 7(a)(3)(B), and will thereupon terminate; and

(C) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment or service as a director will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment or service as a director has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

(4) Taxes.  The Administrator will make such provision for the withholding of all applicable taxes as it deems necessary. The Administrator may, but need not, permit a Participant to satisfy tax withholding requirements by (i) having the Participant deliver cash or a check payable to the order of the Company, (ii) holding back shares of Stock from an Award, or (iii) permitting a Participant to tender shares of Stock which have been owned by the Participant for at least six months having a Fair Market Value equal to the amount of the applicable withholding taxes. In no event may withholding taxes paid by a Participant exceed the minimum withholding required by law. Subject to the provisions of the Plan, the Administrator may, but need not, pay all or a portion of the tax liability incurred or to be incurred by a Participant as a result of Awards made to or settled by such Participant under the Plan.

(5) Dividend Equivalents, Deferrals, Etc.  The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Such dividend equivalents and other payments may be paid currently or may be credited to an account established under the Plan in the name of the Participant.

The Administrator may require or permit Participants to elect to defer the issuance of Stock or the settlement of Awards under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents on deferred amounts denominated in Stock.

(6) Rights Limited.  Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.

Unless otherwise determined by the Administrator, the Plan shall be unfunded and shall not create, or be construed to create, a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award under the Plan, such rights, unless otherwise determined by the Administrator, shall be no greater than the rights of an unsecured general creditor of the Company.

(7) Section 162(m).  This Section 7(a)(7) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m), other than a Stock Option or a SAR. In the case of any Performance Award to which this Section 7(a)(7) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award. No Performance Award to which this Section 7(a)(7) applies may be granted after the fifth anniversary of the approval of the Plan by shareholders of the Company until the Performance Criteria (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the shareholders of the Company in accordance with the requirements of Section 162(m), unless such grant is made contingent upon such approval.

(b) Awards Requiring Exercise

(1) Time And Manner Of Exercise.  Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2) Exercise Price.  The exercise price of a Stock Option will not be less than the Fair Market Value of the Stock subject to the Stock Option, determined as of the date of grant.

(3) Payment Of Exercise Price.  Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a Fair Market Value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Administrator, (iii) through a broker-assisted exercise program acceptable to the Administrator, (iv) by any other means acceptable to the Administrator or (v) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid other than by delivery of a promissory note or its equivalent. The delivery of shares in payment of the exercise price under clause (a)(i) above in this Section 7(b)(3) may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(c) Awards Not Requiring Exercise

Awards of Restricted Stock, Deferred Stock and Unrestricted Stock may be made in exchange for past services or other lawful consideration.

8.	Effect of Certain Transactions

(a) Change in Control

(1) Upon the occurrence of an event constituting a Change in Control, all Awards outstanding on such date shall become 100% vested and shall be paid in cash to the Participant as soon as may be practicable, less all applicable withholding taxes. Upon such payment, such Awards shall be cancelled.

(2) The amount of cash to be paid with respect to Stock Options, SARs, Restricted Stock, Deferred Stock and Unrestricted Stock shall be determined by multiplying the number of such Awards by (i) in the case of Restricted Stock, Unrestricted Stock and Deferred Stock, the CIC Price, provided, however, that in the case where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the number of Awards to be multiplied shall be the number of shares issued or vested pursuant to the Award as determined in accordance with the Award agreement and in the case where the performance period, if any, has not been completed upon the occurrence of a Change in Control, the number of Awards to be multiplied shall be the higher of the target number of such Awards as determined by the Administrator at the time of grant and the number of shares issuable based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, (ii) in the case of Stock Options, the difference between the exercise price per share and the CIC Price, if the CIC price is higher, and (iii) in the case of SARs, the difference between the exercise or designated price per share and the CIC Price, if the CIC price is higher. In addition, all accrued dividends and dividend equivalents or interest accrued on deferred settlements shall be paid. In the case of Cash Awards the amount of cash to be paid shall be determined, (i) where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the value of such award as determined in accordance with the Award agreement and (ii) where the performance period, if any, has not been completed upon the occurrence of Change in Control, the higher of the target value of such awards as determined by the Administrator at the time of grant and the value of such awards based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period.

(b) Changes in and Distributions with Respect to the Stock

(1) Basic Adjustment Provisions.  In the event of a stock dividend, stock split or combination or exchange of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator will make appropriate adjustments to the maximum numbers of shares that may be delivered under the Plan and certain types of Awards under the Plan under Section 5(a) and to the maximum share limits described in Section 5(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments.  To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to shareholders and other changes that impact the Stock or Awards other than those provided for in Section 8(a) and 8(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

(3) Continuing Application of Plan Terms.  References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 8.

9.	Legal Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

10.	Amendment and Termination

The Administrator may at any time terminate the Plan as to any future grants of Awards and may at any time and from time to time amend or modify the Plan or any outstanding Award for any purpose which may at the time be permitted by law; provided, however, that no material amendment to the Plan (including an amendment to reprice Stock Options granted under the Plan) shall become effective without shareholder approval; and further provided, that except as otherwise expressly provided in the Plan or required by law, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. For purposes of this Section 10, neither a termination of the Plan nor any amendment or modification to an outstanding Award under the Plan (other than to reprice Stock Options) shall be considered a material amendment to the Plan.

The Administrator may, subject to the provisions of the Plan, create sub-plans to the Plan that may incorporate such terms as it considers necessary or desirable to operate the Plan in any non-United States jurisdiction in which Participants are situated and may implement such sub-plans in the form of schedules to the Plan applicable to the specified jurisdiction, provided that any Stock issued pursuant to such sub-plans shall be counted against the limits set forth in Section 5 of the Plan. Any such sub-plans created by the Administrator may provide for greater restrictions on Awards than those set forth in the Plan, but may not provide for greater benefits to Participants than the benefits permitted under the Plan itself.

11.	Other Compensation Arrangements

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

12.	Governing Law

The validity, construction and effect of the Plan and any action taken or relating to the Plan shall be determined in accordance with the laws of the State of Rhode Island and applicable federal law.

Exhibit A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”:  The Board or, if one or more has been appointed, the Committee. The Administrator may delegate ministerial tasks to such persons as it deems appropriate. For any Awards subject to the requirements of Section 162(m), the composition of any Committee functioning as the Administrator with respect to such Awards will meet all of the requirements of Section 162(m).

“Affiliate”:  Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Award”:  Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Deferred Stock.

(vi) Performance Awards.

(vii) Cash Awards.

“Board”:  The Board of Directors of the Company.

“Cash Award”:  An award denominated in cash that would constitute a “derivative security” for purposes of Rule 16b-6 or any successor Rule under the Securities Exchange Act of 1934 (the “1934 Act”) if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3 under the 1934 Act. The payment of a Cash Award may be subject to such restrictions and conditions as may be established by the Administrator.

“Change in Control”:  Any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding shares of the Stock (the “Outstanding Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control:

(a) any acquisition directly from the Company or any of its subsidiaries;

(b) any acquisition by the Company or any of its subsidiaries;

(c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries;

(d) any acquisition by Alan or Sylvia Hassenfeld, members of their respective immediate families, or heirs of Alan or Sylvia Hassenfeld or of any member of their respective immediate families, the Sylvia Hassenfeld Trust, the Merrill Hassenfeld Trust, the Alan Hassenfeld Trust, The Hassenfeld Foundation, any trust or foundation established by or for the primary benefit of any of the foregoing or controlled by one or more of any of the foregoing, or any affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act) of any of the foregoing; or

(e) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Stock and Outstanding Voting Securities, as the case may be; or

(ii) Individuals who, as of the effective date of the Plan constitute the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

(iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Stock and Outstanding Voting Securities, as the case may be; or

(iv) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Stock and Outstanding Voting Securities, as the case may be.

“CIC Price”:  The higher of (i) the highest price paid for a share of the Stock in the transaction or series of transactions pursuant to which a Change in Control shall have occurred, or (ii) the highest reported sales price of a share of the Stock during the 60 day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred. To the extent that the consideration paid in any transaction or series of transactions described in (i) above consists in whole or in part of non-cash consideration, the value of such non-cash consideration shall be determined in the sole discretion of the Administrator.

“Code”:  The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Committee”:  One or more committees of the Board meeting any applicable legal and other requirements.

“Company”:  Hasbro, Inc.

“Deferred Stock”:  An unfunded and unsecured promise to deliver Stock or other securities in the future on specified terms.

“Employee”:  Any person who has an Employment relationship with the Company or an Affiliate.

“Employment”:  A Participant’s employment or other service relationship with the Company and/or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in the instructions to Form S-8 promulgated by the Securities and Exchange Commission to the Company or any of its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

“Fair Market Value”:  The average of the high and low sales prices of the Stock as reported in The Wall Street Journal for New York Stock Exchange Transactions or similar successor consolidated transactions reports for the relevant date (or the comparable consolidated transaction reports for any other national securities exchange or NASDAQ National Market Issues, if the Stock is admitted for trading or quotation on said exchange or market), or, if no sales of the Stock were made on said exchange or market on that date, the average of the high and low prices of the Stock as reported in said composite transactions report for the preceding day on which sales of the Stock were made on said exchange or market. If the Stock is not then trading on an exchange or quoted in NASDAQ National Market Issues, then Fair Market Value shall be the mean between the bid and asked prices for the relevant over-the-counter transaction on such date or the preceding day on which sales of Stock were made over-the-counter, or if there are not such transactions, Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding the foregoing, for purposes of valuing Stock delivered to the Company by a Participant in payment of the exercise price of a Stock Option or Stock delivered or withheld in payment of applicable tax withholding, if the Participant sells, on a national securities exchange, or on NASDAQ or over-the-counter, the Stock acquired on the same day as the date of exercise, the Administrator shall have the discretion to deem the per share Fair Market Value of the Stock so delivered or withheld to be the actual sales price per share of the Stock so sold. Under no circumstances shall Fair Market Value be less than the par value of the Stock.

“ISO”:  A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”:  A person who is granted an Award under the Plan.

“Performance Award”:  An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”:  Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any one or any combination of the following criteria (determined either (i) on a consolidated basis or, (ii) as the context permits and as determined by the Administrator, on a segment, divisional, sector, subsidiary, business unit, line of business, project or geographical basis or on the basis of one or more designated products or brands (herein collectively “business unit”), or in combinations thereof, all as selected by the Administrator in each individual case): net earnings; earnings per share; net earnings per share; stock price; net revenues; gross profit; operating profit; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; cost control; cash net earnings; return on assets; return on capital investment; return on shareholders’ equity; return on net revenues; net cash provided by operating activities; working capital; economic value added; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to the Russell 1000 Consumer Discretionary Index; sales; core brands growth; core brands net revenues; operating margin; and free cash flow. Performance goals utilizing the foregoing business criteria may be based upon the achievement of specified levels of consolidated or other business unit performance under one or more of the measures described above relative to internal targets, the past performance of the Company or relevant business unit, or the past, present or future performance of other corporations or their relevant business units. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. In setting the Performance Criteria the Administrator intends to set goals which are indicative of strong performance. Satisfaction of Performance Criteria may, in the Administrator’s discretion, be determined to the extent applicable, (i) in accordance with generally accepted accounting principles applied on a consistent basis and/or (ii) exclusive of designated (a) changes in accounting principles, (b) extraordinary items, (c) material restructurings, (d) material nonrecurring items, (e) material non-budgeted items and (f) results of operations of acquisitions or divestitures consummated during the fiscal year; each of the items in this section (ii) being excluded to the extent authorized by the Administrator.

“Plan”:  The Hasbro, Inc. 2003 Stock Incentive Performance Plan as from time to time amended and in effect.

“Restricted Stock”:  An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Section 162(m)”:  Section 162(m) of the Code, or any successor provision.

“SARs”:  Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

“Stock”:  Common Stock of the Company, par value $.50 per share.

“Stock Options”:  Options entitling the recipient to acquire shares of Stock upon payment of the exercise price. Stock Options can be either ISO’s or non-incentive options.

“Unrestricted Stock”:  An Award of Stock not subject to any restrictions under the Plan.

FIRST AMENDMENT TO

HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this First Amendment to Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “First Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this First Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2005 Annual Meeting of Shareholders, or any adjournment thereof.

1. The first two sentences of Section 5(a) of the 2003 Plan are deleted and replaced in their entirety with the following:

“A maximum of 10,000,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 3,500,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs.”

SECOND AMENDMENT TO

HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “2003 Plan”), as amended, is hereby further amended in the manner set forth below by this second amendment (the “Second Amendment”). The effective date for this Second Amendment is December 23, 2005.

1. Section 8(a)(1) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

‘‘(1) Upon the occurrence of an event constituting a Change in Control, all Awards outstanding on such date shall become 100% vested and the then value of such Awards, less all applicable withholding taxes, shall be paid to the Participant in cash (or, in the case of Stock Options, SARs, Restricted Stock, Unrestricted Stock, Deferred Stock and any other Awards providing for equity in the Company, either in cash or in shares of Stock, or in any combination thereof, as may be determined by the Administrator in its sole and absolute discretion) as soon as may be practicable. Upon such payment, such Awards shall be cancelled.”

2. A new Section 8(a)(3) is hereby added to the 2003 Plan as follows:

‘‘(3) In the event that the Administrator determines pursuant to Section 8(a)(1) above to pay Participants the value of an equity Award in shares of Stock, the number of shares of Stock to be paid to each Participant will be determined by taking the cash value which would have been paid if the Administrator had elected to pay in cash, computed in accordance with Section 8(a)(2) above, and dividing such value by the Payout Fair Market Value of the Stock. No fractional shares of Stock will be issued. The value of any fractional share amount will be paid to the Participant in cash.”

3. A definition entitled “Payout Fair Market Value” is hereby added to the 2003 Plan as follows:

““Payout Fair Market Value”:  The average of the Fair Market Values of the Stock for the ten trading days immediately preceding the date on which the Change in Control shall have occurred.”

THIRD AMENDMENT TO

HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “2003 Plan”), as amended, is hereby further amended in the manner set forth below by this third amendment (the “Third Amendment”). The effective date for this Third Amendment is May 24, 2006 (the “Effective Date”). Any terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the 2003 Plan.

1. Effective with respect to all Awards to be made on or after the Effective Date, the following amendment to the definition of a Change in Control, as such term is currently used in the 2003 Plan, be and hereby is made:

In the first sentence of Section (i) of the definition of a “Change in Control”, the figure “20%” be and hereby is replaced with the figure “35%”, such that the threshold for acquisition of beneficial ownership of Outstanding Stock or for the acquisition of the combined voting power of Outstanding Voting Securities to be considered a Change in Control, subject to the existing exceptions set forth in the 2003 Plan, is raised from “20% or more” to “35% or more”.

FOURTH AMENDMENT TO

HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “2003 Plan”), as amended, is hereby further amended in the manner set forth below by this fourth amendment (the “Fourth Amendment”). The effective date for this Fourth Amendment is July 26, 2006 (the “Effective Date”). Any terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the 2003 Plan.

1. The definition of a “Change in Control”, as such definition appears in Exhibit A to the 2003 Plan, is amended such that the lead-in to the definition, which currently states that a Change in Control is “Any of the following events:”, before listing the enumerated situations that constitute a Change in Control under the 2003 Plan, is deleted and replaced with the following: “Any of the following events, except to the extent that the Administrator, in its discretion, determines to further restrict the definition of a Change in Control for any given Award or Awards under the Plan at the time that such Award or Awards are made (with any such restriction eliminating and/or narrowing one or more of the following listed events as they would constitute a Change in Control for the impacted Award(s)):” The intent of this amendment is to give the Administrator authority to use more restrictive definitions of a Change in Control for particular Awards under the 2003 Plan where the Administrator determines that a more narrow definition is appropriate for such Awards, including, but not limited to, in order for an Award to comply with the requirements of Section 409A of the Code.

2. Section 8(a)(2) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

‘‘(2) The amount of cash to be paid with respect to Stock Options, SARs, Restricted Stock, Deferred Stock, Unrestricted Stock and Performance Awards providing for shares of Stock shall be determined by multiplying the number of such Awards by (i) in the case of Restricted Stock, Unrestricted Stock, Deferred Stock and Performance Awards providing for shares of Stock, the CIC Price, provided, however, that in the case where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the number of Awards to be multiplied shall be the number of shares issued or vested pursuant to the Award as determined in accordance with the Award agreement and in the case where the performance period, if any, has not been completed upon the occurrence of a Change in Control, the number of Awards to be multiplied shall be either, as determined by the Administrator at the time of grant of the Award and set forth in the Award agreement, the (i) target number of such Awards as determined by the Administrator at the time of grant or (ii) higher of the target number of such Awards as determined by the Administrator at the time of grant and the number of shares issuable based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, unless the Administrator has set forth in the applicable Award agreement that no such proration shall take place, in which case the Award would not be so prorated according to the amount of the performance period completed, (ii) in the case of Stock Options, the difference between the exercise price per share and the CIC Price, if the CIC price is higher, and (iii) in the case of SARs, the difference between the exercise or designated price per share and the CIC Price, if the CIC price is higher. In addition, all accrued dividends and dividend equivalents or interest accrued on deferred settlements shall be paid. In the case of Cash Awards the amount of cash to be paid shall be determined, (i) where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the value of such award as determined in accordance with the Award agreement and (ii) where the performance period, if any, has not been completed upon the occurrence of a Change in Control, either, as determined by the Administrator at the time of grant of the Award and set forth in the Award agreement, the (i) target value of such Awards as determined by the Administrator at the time of grant or (ii) the higher of the target value of such Awards as determined by the Administrator at the time of grant and the value of such awards based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, unless the Administrator has set forth in the applicable Award agreement that no such proration shall take place, in which case the Award would not be so prorated according to the amount of the performance period completed.

Appendix C

[This is the text of the Amendments which are being voted on by the shareholders of the Company pursuant to Proposal No. 2.]

FIFTH AMENDMENT TO

HASBRO, INC. 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this Fifth Amendment to Hasbro, Inc. 2003 Stock Incentive Performance Plan (the “Fifth Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this Fifth Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2007 Annual Meeting of Shareholders, or any adjournment thereof.

1. The first two sentences of Section 5(a) of the 2003 Plan are deleted and replaced in their entirety with the following:

“A maximum of 17,500,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 6,500,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs.”

2. The third sentence of Section 3 of the 2003 Plan is deleted and replaced in its entirety with the following:

“The Plan shall remain in effect until December 31, 2010 unless sooner terminated by the Board, subject to Section 10 hereof.”

3. A new sentence is added to the end of Section 5(a) of the 2003 Plan, such new last sentence reading in its entirety as follows:

“Shares tendered in payment of an Award’s exercise price, shares withheld to pay taxes due upon an Award and shares purchased by the Company using proceeds from Awards will not increase the total number of remaining shares authorized to be delivered pursuant to Awards under the Plan, and the gross number of shares covered by any SAR Awards granted under the Plan, as opposed to the net number of shares actually delivered under SARs, will be deducted from the number of shares remaining available for delivery pursuant to Awards under the Plan.”

4. A new sentence is added to the end of Section 5(c) of the 2003 Plan, such new last sentence reading in its entirety as follows:

“No Award under the Plan may be outstanding for a term longer than ten years from the date of grant of such Award.”

C-1

0002CS-13732

Appendix D — PROXY CARD

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE SHADED TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 24, 2007.
Vote by Internet
•	Log on to the Internet and go to

www.investorvote.com

•	Follow the steps outlined on the secured website.

Vote by Telephone
•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Directors For Terms Expiring in 2008 — The Board of Directors recommends a vote FOR all of the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold
01 — Basil L. Anderson	☐	☐	02 — Alan R. Batkin	☐	☐	03 — Frank J. Biondi, Jr.	☐	☐
04 — John M. Connors, Jr.	☐	☐	05 — Michael W.O. Garrett	☐	☐	06 — E. Gordon Gee	☐	☐
07 — Jack M. Greenberg	☐	☐	08 — Alan G. Hassenfeld	☐	☐	09 — Claudine B. Malone	☐	☐
10 — Edward M. Philip	☐	☐	11 — Paula Stern	☐	☐	12 — Alfred J. Verrecchia	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3 and AGAINST Proposal 4.

		For	Against	Abstain
2.	Approve Amendments to the 2003 Stock Incentive Performance Plan.	☐	☐	☐

3.	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐

		For	Against	Abstain
4.	To consider and vote upon a shareholder proposal entitled “Sustainability Report-Hasbro, Inc.”	☐	☐	☐

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — D ON BOTH SIDES OF THIS CARD.

Dear Fellow Shareowner:
You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m. on Thursday, May 24, 2007, at 1027 Newport Avenue, Pawtucket, Rhode Island. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.
Your Vote Matters. Whether or not you plan to attend the 2007 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. You may, of course, attend the 2007 Annual Meeting and vote in person, even if you have previously voted. I am looking forward to seeing you there.
Sincerely,
Alan G. Hassenfeld
Chairman of the Board
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HASBRO, INC.
1027 Newport Avenue
Pawtucket, RI 02862
Annual Meeting of Shareholders — May 24, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints ALAN G. HASSENFELD and ALFRED J. VERRECCHIA and each of them, with full power of substitution to each of them, as attorneys and proxies to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 24, 2007 at 11:00 a.m. at 1027 Newport Avenue, Pawtucket, Rhode Island, and at any adjournment thereof.
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4 AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
If any of your shares represented by this Proxy are held under the Hasbro 401(k) Retirement Savings Plan, you must indicate your vote on the proposals on the other side of this proxy card. If no box in Proposal 1, 2, 3 or 4 on the reverse side is marked, your shares held under the Retirement Savings Plan will not be voted with respect to that Proposal.
PLEASE MARK ON REVERSE SIDE AND SIGN AND DATE BELOW AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE.
CONTINUED ON REVERSE SIDE AND TO BE SIGNED BELOW
YOUR VOTE IS IMPORTANT

C	Non-Voting Items
Change of Address — Please print new address below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — D ON BOTH SIDES OF THIS CARD.